The Wachovia Funds

                          The Wachovia Municipal Funds


                                 Class A Shares
                                 All Portfolios
                                 Class Y Shares
                                 All Portfolios
                                 Class B Shares
                              Wachovia Equity Fund
                        Wachovia Quantitative Equity Fund
                             Wachovia Balanced Fund
                           Wachovia Fixed Income Fund


                       Statement of Additional Information


This Statement of Additional Information should be read with the prospectuses of The Wachovia Funds and The Wachovia Municipal Funds (individually referred to as a "Trust," and collectively as the "Trusts"), dated March 7, 1998 (Revised March 25, 1998). This Statement is not a prospectus itself. To receive a copy of the prospectuses, call the Funds toll-free at 1-800-994-4414.

5800 Corporate Drive
Pittsburgh, Pennsylvania 15237-7010

                          Statement dated March 7, 1998
                            (Revised March 25, 1998)





FEDERATED INVESTORS

Federated Investors Tower
Pittsburgh, PA  15222-3779

Federated Securities Corp. is the distributor of the Funds and is a subsidiary of Federated Investors.

3012917B(3/98)


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Table of Contents

General Information                1
                                          Brokerage Transactions            32
Investment Objectives, Policies, and
Limitations                               Other Services                    33
                                          ------------------------------------
of the Funds                       2            Administration              33
------------------------------------
      When-Issued and Delayed Delivery          Custodian                   33
2                                               Transfer Agent              34
        Transactions                            Legal Services              34
      Lending of Portfolio Securities           Independent Auditors        34
2
      Repurchase Agreements        2      Distribution Plan (Class B Shares
      Reverse Repurchase Agreements3      Only) and
      Money Market Instruments     3      Shareholder Services Plan (Class A
      Futures and Options Transactions    Shares and Class B Shares Only)   34
3
      Restricted and Illiquid             Purchasing Fund Shares            35
Securities                         7            Conversion to Federal Funds 35
      Convertible Securities       8            Exchanging Securities for Fund
      Zero Coupon Convertible             Shares                            35
Securities                         8
      Obligations of Foreign Issuers      Determining Net Asset Value       36
                                          ------------------------------------
8
      Warrants                     9      Determining Market Value of Securities
      Corporate Debt Securities    9      36
      Mortgage-Backed Securities   9
      Privately Issued                    Redeeming Fund Shares             36
Mortgage-Related                                Redemption in Kind          36
        Securities                10
      Resets of Interest Rates    10      Massachusetts Business Trusts     37
                                          ------------------------------------
      Caps and Floors             10
      Demand Master Notes         10      Tax Status                        37
                                          ------------------------------------
      Variable Rate Demand Notes  11            The Funds' Tax Status       37
      Demand Features             11            Shareholders' Tax Status    37
      U.S. Government Obligations 11            Capital Gains               38
      Variable Rate U.S. Government
        Securities                12      Total Return                      38
                                          ------------------------------------
      Ratings                     12
      High Yeild Securities       12      Yield                             40
                                          ------------------------------------
      Duration                    12
      Investment Philosophy of the        Tax-Equivalent Yield              40
Emerging
        Markets Fund              12      Performance Comparisons           44
                                          ------------------------------------
      Foreign Currency Transactions13
      Municipal Securities        15      Financial Statements              48
                                          ------------------------------------
      Municipal Bond Insurance    16
      Concentration of Investments18      Standard & Poor's Corporation     48
      State Investment Risks      18
      Portfolio Turnover          21      Appendix                          49
      Investment Limitations      22

The Wachovia Funds and The Wachovia
Municipal Funds Management        28
      Officers and Trustees       28
      Fund Ownership              29
      Trustees Compensation       30
      Trustee Liability           31

Investment Advisory Services      31
      Adviser to the Funds        31
      Advisory and Sub-Advisory Fees
31




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                                       5

General Information

      The Wachovia Funds (formerly, The Biltmore Funds) was established as a Massachusetts business trust under a Declaration of Trust dated November 19, 1991. The Wachovia Municipal Funds (formerly, The Biltmore Municipal Funds) was established as a Massachusetts business trust under a Declaration of Trust dated August 15, 1990. Prior to June 3, 1993, The Wachovia Municipal Funds was known as "The Passageway Funds." Unless otherwise indicated, the investment policies described below may be changed by the Boards of Trustees ("Trustees" or the "Board") without shareholder approval. Shareholders will be notified before any material change in these policies becomes effective. Capitalized terms not otherwise defined in this Statement of Additional Information (the "Statement") shall have the same meaning assigned in the prospectuses. The following Funds (individually referred to as a "Fund," and collectively as the "Funds") are portfolios of the Trusts:

      Shares of Wachovia Equity Fund ("Equity Fund") (formerly, Biltmore Equity
Fund) are currently offered in three classes: Class A Shares, Class B Shares, and Class Y Shares.

      Shares of Wachovia Quantitative Equity Fund ("Quantitative Equity Fund") (formerly, Biltmore Quantitative Equity Fund) are currently offered in three classes: Class A Shares, Class B Shares, and Class Y Shares.

      Shares of Wachovia Growth & Income Fund ("Growth & Income Fund") are currently offered in two classes: Class A Shares and Class Y Shares.

      Shares of Wachovia Equity Index Fund ("Equity Index Fund") (formerly, Biltmore Equity Index Fund) are currently offered in two classes: Class A Shares and Class Y Shares.

      Shares of Wachovia Special Values Fund ("Special Values Fund") (formerly, Biltmore Special Values Fund) are currently offered in two classes: Class A Shares and Class Y Shares.

      Shares of Wachovia Emerging Markets Fund ("Emerging Markets Fund") (formerly, Biltmore Emerging Markets Fund) are currently offered in two classes:
Class A Shares and Class Y Shares.

      Shares of Wachovia Balanced Fund ("Balanced Fund") (formerly, Biltmore Balanced Fund) are currently offered in three classes: Class A Shares, Class B Shares, and Class Y Shares.

      Shares of Wachovia Fixed Income Fund ("Fixed Income Fund") (formerly, Biltmore Fixed Income Fund) are currently offered in three classes: Class A Shares, Class B Shares, and Class Y Shares.

     Shares of Wachovia Intermediate Fixed Income Fund ("Intermediate Fixed Income Fund") are currently offered in two classes: Class A
Shares and Class Y Shares.

      Shares of Wachovia Short-Term Fixed Income Fund ("Short-Term Fixed Income Fund") (formerly, Biltmore Short-Term Fixed Income Fund) are currently offered in two classes: Class A Shares and Class Y Shares.

      Shares of Wachovia Georgia Municipal Bond Fund ("Georgia Municipal Bond Fund") (formerly, Biltmore Georgia Municipal Bond Fund) are currently offered in two classes: Class A Shares and Class Y Shares.

      Shares of Wachovia North Carolina Municipal Bond Fund ("North Carolina Municipal Bond Fund") (formerly, Biltmore North Carolina Municipal Bond Fund) are currently offered in two classes: Class A Shares and Class Y Shares.

      Shares of Wachovia South Carolina Municipal Bond Fund ("South Carolina Municipal Bond Fund") (formerly, Biltmore South Carolina Municipal Bond Fund) are currently offered in two classes: Class A Shares and Class Y Shares.

     Shares of Wachovia Virginia Municipal Bond Fund ("Virginia Municipal Bond Fund") are currently offered in two classes: Class A Shares and Class Y Shares.

      Prior to July 22, 1996, each Fund, other than the Growth & Income Fund, the Intermediate Fixed Income Fund and Virginia Municipal Bond Fund, offered a single class of shares, which is currently designated as Class A Shares.

      The Growth & Income Fund, the Intermediate Fixed Income Fund and the Virginia Municipal Bond Fund are newly-organized portfolios that were formed to continue the operations of the MarketWatch Equity Fund (the "Prior Equity Fund"), the MarketWatch Intermediate Fixed Income Fund (the "Prior Income Fund") and the MarketWatch Virginia Municipal Bond Fund (the "Prior Virginia Fund") series, respectively. As of this date, the Prior Equity Fund, the Prior Income Fund and the Prior Virginia Fund are series of another investment company. Subject to shareholder approval, it is anticipated that pursuant to a Plan of Reorganization, the Prior Equity Fund will transfer all of its assets to the Growth & Income Fund in exchange for shares of the Growth & Income Fund. Similarly, pursuant to a Plan of Reorganization, it is anticipated that the Prior Income Fund will transfer all of its assets to the Intermediate Fixed Income Fund in exchange for shares of the Intermediate Fixed Income Fund. Also, pursuant to a Plan of Reorganization, it is anticipated that the Prior Virginia Fund will transfer all of its assets to the Virginia Municipal Bond Fund in exchange for shares of the Virginia Municipal Bond Fund. (These transfers of assets and assumptions of liabilities are collectively the "Reorganization."). It is anticipated that on March 27, 1998, the effective date of the Reorganization, shares of the Growth & Income Fund, the Intermediate Fixed Income Fund and the Virginia Municipal Bond Fund will be distributed on a pro rata basis to the Prior Equity Fund's, the Prior Income Fund's and the Prior Virginia Fund's shareholders, respectively.

Investment Objectives, Policies, and Limitations of the Funds

      The prospectuses discuss the objective of each Fund and the policies that each Fund employs to achieve its objective. The following discussion supplements the description of each Fund's investment policies.

      Each Fund's respective investment objective cannot be changed without the approval of shareholders.

When-Issued and Delayed Delivery Transactions

      These transactions are made to secure what is considered to be an advantageous price or yield for the Funds. No fees or other expenses, other than normal transaction costs, are incurred. However, liquid assets of the Funds sufficient to make payment for the securities to be purchased are segregated on the Funds' records at the trade date. These assets are marked to market daily and are maintained until the transaction has been settled. The Funds do not intend to engage in when-issued and delayed delivery transactions to an extent that would cause the segregation of more than 20% of the total value of a Fund's assets.

Lending of Portfolio Securities

      The collateral received when a Fund lends portfolio securities must be valued daily and, should the market value of the loaned securities increase, the borrower must furnish additional collateral to the Fund. During the time portfolio securities are on loan, the borrower pays the Fund any dividends or interest paid on such securities. Loans are subject to termination at the option of the Fund or the borrower. A Fund may pay reasonable administrative and custodial fees in connection with a loan and may pay a negotiated portion of the interest earned on the cash or equivalent collateral to the borrower or placing broker. The Funds do not have the right to vote securities on loan. In circumstances where the Fund does not, the Fund would terminate the loan and regain the right to vote if that were considered important with respect to the investment.

Repurchase Agreements

      The Funds require the custodian to take possession of the securities subject to repurchase agreements and these securities are marked to market daily. To the extent that the original seller does not repurchase the securities from a Fund, the Fund could receive less than the repurchase price on any sale of such securities. In the event that such a defaulting seller filed for bankruptcy or became insolvent, disposition of such securities by the Fund might be delayed pending court action. The Funds believe that, under the regular procedures normally in effect for custody of a Fund's portfolio securities subject to repurchase agreements, a court of competent jurisdiction would rule in favor of the Fund and allow retention or disposition of such securities. A Fund will only enter into repurchase agreements with banks and other recognized financial institutions, such as broker/dealers, which are deemed by the Funds' investment adviser to be creditworthy pursuant to guidelines established by the Trustees.

Reverse Repurchase Agreements

      The Funds may enter into reverse repurchase agreements under certain circumstances. This transaction is similar to borrowing cash. In a reverse repurchase agreement, a Fund transfers possession of a portfolio instrument to another person, such as a financial institution, broker, or dealer, in return for a percentage of the instrument's market value in cash, and agrees that on a stipulated date in the future the Fund will repurchase the portfolio instrument by remitting the original consideration plus interest at an agreed upon rate. The use of reverse repurchase agreements may enable a Fund to avoid selling portfolio instruments at a time when a sale may be deemed to be disadvantageous, but the ability to enter into reverse repurchase agreements does not ensure that a Fund will be able to avoid selling portfolio instruments at a disadvantageous time.

      When effecting reverse repurchase agreements, liquid assets of a Fund, in a dollar amount sufficient to make payment for the obligations to be purchased, are segregated at the trade date. These securities are marked to market daily and maintained until the transaction is settled.

Money Market Instruments

      The Funds may invest in money market instruments such as:

o instruments of domestic and foreign banks and savings and loans if they have capital, surplus, and undivided profits of over $100,000,000, or if the principal amount of the instrument is federally insured;

     o commercial paper rated, at the time of purchase, A-1 or better by Standard & Poor's ("S&P") or Prime-1 or better by Moody's Investors Service, Inc. ("Moody's") or, if unrated, are of comparable quality as determined by the Funds' investment adviser;

o time and savings deposits whose accounts are insured by the Bank Insurance Fund ("BIF"), which is administered by the Federal Deposit Insurance Corporation ("FDIC"), or in institutions whose accounts are insured by the Savings Association Insurance Fund ("SAIF"), which is also administered by the FDIC, including certificates of deposit issued by and other time deposits in foreign branches of BIF-insured banks; or

o     bankers' acceptances.

      Wachovia Funds (except the Equity Index Fund) and the Wachovia Municipal Funds may invest in money market instruments as temporary investments, from time to time, for defensive purposes.

Futures and Options Transactions

      The Funds (except the Wachovia Municipal Funds) may engage in futures and options transactions. As a means of reducing fluctuations in the net asset value of shares of a Fund, a Fund may attempt to hedge its portfolio by buying and selling financial futures contracts, buying put options on portfolio securities and put options on financial futures contracts for portfolio securities, or writing call options on futures contracts. A Fund also may write covered call options on portfolio securities to attempt to increase its current income.

      A Fund will maintain its position in securities, options and segregated cash subject to puts and calls until the options are exercised, closed, or have expired. An option position may be closed out over-the-counter or on a nationally-recognized exchange which provides a secondary market for options of the same series.

      Futures Contracts

            The Funds (except the Wachovia Municipal Funds) may purchase and sell financial futures contracts to hedge against the effects of changes in the value of portfolio securities due to anticipated changes in interest rates and market conditions without necessarily buying or selling the securities.

            A futures contract is a firm commitment by two parties: the seller, who agrees to make delivery of the specific type of security called for in the contract ("going short"), and the buyer, who agrees to take delivery of the security ("going long") at a certain time in the future.

            For example, in the fixed income securities market, prices generally move inversely to interest rates. A rise in rates means a drop in price. Conversely, a drop in rates typically means a rise in price. In order to hedge its holdings of fixed income securities against a rise in market interest rates, a Fund could enter into contracts to deliver securities at a predetermined price (i.e., "go short") to protect itself against the possibility that the prices of its fixed income securities may decline during the Fund's anticipated holding period. A Fund would "go long" (agree to purchase securities in the future at a predetermined price) to hedge against a decline in market interest rates.

      "Margin" in Futures Transactions

            The Funds (except the Wachovia Municipal Funds) may engage in "margin" in futures transactions. Unlike the purchase or sale of a security, a Fund does not pay or receive money upon the purchase or sale of a futures contract. Rather, the Fund is required to deposit an amount of "initial margin" in cash or U.S. Treasury bills with its custodian or the broker. The nature of initial margin in futures transactions is different from that of margin in securities transactions in that initial margin in futures transactions does not involve the borrowing of funds by a Fund to finance the transactions. Initial margin is in the nature of a performance bond or good faith deposit on the contract which is returned to the Fund upon termination of the futures contract, assuming all contractual obligations have been satisfied.

            A futures contract held by a Fund is valued daily at the official settlement price of the exchange on which it is traded. Each day the Fund pays or receives cash, called "variation margin," equal to the daily change in value of the futures contract. This process is known as "marking to market." Variation margin does not represent a borrowing or loan by a Fund, but is instead settlement between the Fund and the broker of the amount one would owe the other if the futures contract expired. In computing its daily net asset value, the Fund will mark to market its open futures positions.

            A Fund is also required to deposit and maintain margin when it writes call options on futures contracts.
            The Funds will comply with the following restrictions when purchasing and selling futures contracts. First, a Fund will trade futures and options thereon only for bona fide hedging purposes or for other purposes so long as the aggregate initial margins and premiums required in connection with non-hedging positions do not exceed 5% of the Fund's net assets (after taking into account unrealized profits and losses on any such position). Second, since a Fund does not constitute a commodity pool, it will not market itself as such, nor serve as a vehicle for trading in the commodities futures or commodity options markets. Connected with this, each Fund will disclose to all prospective investors the limitations on its futures and options transactions, and make clear that these transactions are entered into only for bona fide hedging purposes, or other permissible purposes pursuant to regulations promulgated by the Commodity Futures Trading Commission ("CFTC"). Finally, because the Funds will submit to the CFTC special calls for information, the Funds will not register as commodities pool operators.

      Purchasing Put Options on Portfolio Securities

            The Funds (except the Wachovia Municipal Funds) may purchase put options on portfolio securities to protect against price movements in particular securities in their portfolios. A put option gives a Fund, in return for a premium, the right to sell the underlying security to the writer (seller) at a specified price during the term of the option. A Fund may purchase these put options as long as they are listed on a recognized options exchange and the underlying stocks are held in its portfolio.

      Writing Covered Call Options on Portfolio Securities

            The Funds (except the Wachovia Municipal Funds) may also write call options on securities either held in their portfolios or which they have the right to obtain without payment of further consideration or for which they have segregated cash in the amount of any additional consideration. As the writer of a call option, a Fund has the obligation, upon exercise of the option during the option period, to deliver the underlying security upon payment of the exercise price. The call options which a Fund writes and sells must be listed on a recognized options exchange. Writing of call options by a Fund is intended to generate income for the Fund and thereby protect against price movements in particular securities in the Fund's portfolio.

      Put Options on Financial Futures Contracts

            The Equity Fund, Quantitative Equity Fund, Growth & Income Fund, Special Values Fund, Emerging Markets Fund, Balanced Fund, Fixed Income Fund, Intermediate Fixed Income Fund and Short-Term Fixed Income Fund may engage in put options on financial futures contracts. A Fund may purchase listed put options on financial futures contracts. A Fund would use these options solely to protect portfolio securities against decreases in value resulting from market factors such as an anticipated increase in rates.

            Unlike entering directly into a futures contract, which requires the purchaser to buy a financial instrument on a set date at a specified price, the purchase of a put option on a futures contract entitles (but does not obligate) its purchaser to decide on or before a future date whether to assume a short position at the specified price.

            Generally, if the hedged portfolio securities decrease in value during the term of an option, the related futures contracts will also decrease in value and the option will increase in value. In such an event, a Fund will normally close out its option by selling an identical option. If the hedge is successful, the proceeds received by a Fund upon the sale of the second option will be large enough to offset both the premium paid by the Fund for the original option plus the decrease in value of the hedged securities.

            Alternatively, a Fund may exercise its put option to close out the position. To do so, it would simultaneously enter into a futures contract of the type underlying the option (for a price less than the strike price of the option) and exercise the option. The Fund would then deliver the futures contract in return for payment of the strike price. If a Fund neither closes out nor exercises an option, the option will expire on the date provided in the option contract, and only the premium paid for the contract will be lost.

      Call Options on Financial Futures Contracts

            The Equity Fund, Quantitative Equity Fund, Growth & Income Fund, Special Values Fund, Emerging Markets Fund, Balanced Fund, Fixed Income Fund, Intermediate Fixed Income Fund and Short-Term Fixed Income Fund may engage in call options on financial futures contracts. In addition to purchasing put options on futures, a Fund may write listed call options on financial futures contracts or over-the-counter call options on future contracts to hedge its portfolio against an increase in market interest rates. When a Fund writes a call option on a futures contract, it is undertaking the obligation of assuming a short futures position (selling a futures contract) at the fixed strike price at any time during the life of the option if the option is exercised. As market interest rates rise, causing the prices of futures to decrease, the Fund's obligation under a call option on a future (to sell a futures contract) costs less to fulfill, causing the value of the Fund's call option position to increase.

            In other words, as the underlying futures price goes down below the strike price, the buyer of the option has no reason to exercise the call, so that the Fund keeps the premium received for the option. This premium can substantially offset the drop in value of the Fund's portfolio securities.

            Prior to the expiration of a call written by a Fund, or exercise of it by the buyer, the Fund may close out the option by buying an identical option. If the hedge is successful, the cost of the second option will be less than the premium received by the Fund for the initial option. The net premium income of the Fund will then substantially offset the realized decrease in value of the hedged securities.

            A Fund will not maintain open positions in futures contracts it has sold or call options it has written on futures contracts if, in the aggregate, the value of the open positions (marked to market) exceeds the current market value of its portfolio, plus or minus the unrealized gain or loss on those open positions, adjusted for the correlation of volatility between the hedged securities and the futures contracts. If this limitation is exceeded at any time, the Fund will take prompt action to close out a sufficient number of open contracts to bring its open futures and options positions within this limitation.

      Over-the-Counter Options

            The Equity Fund, Quantitative Equity Fund, Growth & Income Fund, Special Values Fund, Emerging Markets Fund, Balanced Fund, Fixed Income Fund, Intermediate Fixed Income Fund and Short-Term Fixed Income Fund may purchase and write over-the-counter options on portfolio securities in negotiated transactions with the buyers or writers of the options for those options on portfolio securities held by a Fund and not traded on an exchange. The Funds purchase and write options only with investment dealers and other financial institutions (such as commercial banks or savings and loan associations) deemed creditworthy by the Funds' investment adviser.

            Over-the-counter options are two party contracts with price and terms negotiated between buyer and seller. In contrast, exchange-traded options are third party contracts with standardized strike prices and expiration dates and are purchased from a clearing corporation. Exchange-traded options have a continuous liquid market while over-the-counter options may not.

      Stock Index Futures and Options

            The Equity Fund, Quantitative Equity Fund, Equity Index Fund, Growth & Income Fund, Special Values Fund, Emerging Markets Fund, and Balanced Fund may utilize stock index futures contracts, options, and options on futures contracts as discussed in the prospectuses.

            A stock index futures contract is a bilateral agreement which obligates the seller to deliver (and the purchaser to take delivery of) an amount of cash equal to a specific dollar amount times the difference between the value of a specific stock index at the close of trading of the contract and the price at which the agreement is originally made. There is no physical delivery of the stocks constituting the index, and no price is paid upon entering into a futures contract. In general, contracts are closed out prior to their expiration.

            A Fund may only: (1) buy listed put options on stock indices; (2) buy listed put options on securities held in its portfolio; and (3) sell listed call options either on securities held in its portfolio or on securities which it has the right to obtain without payment of further consideration (or has segregated cash in the amount of any such additional consideration). A Fund will maintain its positions in securities, option rights, and segregated cash subject to puts and calls until the options are exercised, closed, or expired.

            There are several risks accompanying the utilization of futures contracts to effectively anticipate market movements. Because, by definition, futures contracts look to projected price levels in the future, and not to current levels of valuation, market circumstances may result in there being a discrepancy between the price of the stock index future and the movement in the corresponding stock index. The absence of a perfect price correlation between the futures contract and its underlying stock index could stem from investors choosing to close futures contracts by offsetting transactions rather than satisfying additional margin requirements. This could result in a distortion of the relationship between the index and the futures market. In addition, because the futures market imposes less burdensome margin requirements than the securities market, an increased amount of participation by speculators in the futures market could result in price fluctuations.

            The effectiveness of purchasing stock index options will depend upon the extent to which price movements in a Fund's portfolio correlate with price movements of the stock index selected. Because the value of an index option depends upon movements in the level of the index rather than the price of a particular stock, whether a Fund will realize a gain or loss from the purchase of options on an index depends upon movements in the level of stock prices in the stock market generally or, in the case of certain indices, in an industry or market segment, rather than movements in the price of a particular stock. Accordingly, successful use by a Fund of options on stock indices will be subject to the ability of the Fund's investment adviser to predict correctly movements in the direction of the stock market generally or of a particular industry. This requires different skills and techniques than predicting changes in the price of individual stocks.

      Risks

            When a Fund uses futures and options on futures as hedging devices, there is a risk that the prices of the securities subject to the futures contracts may not correlate perfectly with the prices of the securities in the Fund's portfolio. This may cause the futures contract and any related options to react differently than the portfolio securities to market changes. In addition, the Fund's investment adviser could be incorrect in its expectations about the direction or extent of market factors such as stock price movements. In these events, the Fund may lose money on the futures contract or option.

            It is not certain that a secondary market for positions in futures contracts or for options will exist at all times. Although the Funds' investment adviser will consider liquidity before entering into these transactions, there is no assurance that a liquid secondary market on an exchange or otherwise will exist for any particular futures contract or option at any particular time. A Fund's ability to establish and close out futures and options positions depends on this secondary market. The inability to close out these positions could have an adverse effect on the Fund's ability to effectively hedge its portfolio.

      Futures Contracts on Foreign Government Debt Obligations

            These transactions are subject to the risk of governmental actions affecting the trading or prices of the contracts. The value of the Funds' positions could also be adversely affected by (i) other foreign political and economic factors, (ii) less available data than in the U.S. on which to base trading decisions, (iii) delays in the Funds' ability to act upon economic events occurring in foreign markets during non-business hours in the U.S., (iv) the imposition of exercise and settlement terms and procedures, and margin requirements different from those in the U.S., and (v) lesser trading volume.

Restricted and Illiquid Securities

      The Funds may invest in restricted and illiquid securities. The ability of the Trustees to determine the liquidity of certain restricted securities is permitted under a Securities and Exchange Commission ("SEC" or the "Commission") staff position set forth in the adopting release for Rule 144A (the "Rule") under the Securities Act of 1933. The Rule is a non-exclusive safe-harbor for certain secondary market transactions involving securities subject to restrictions on resale under federal securities laws. The Rule provides an exemption from registration for resales of otherwise restricted securities to qualified institutional buyers. The Rule was expected to further enhance the liquidity of the secondary market for securities eligible for resale under the Rule. The Funds believe that the SEC staff has left the question of determining the liquidity of all restricted securities (eligible for resale under the Rule) to the Trusts' Board. The Board considers the following criteria in determining the liquidity of certain restricted securities:

o     the frequency of trades and quotes for the security;

o the number of dealers willing to purchase or sell the security and the number of other potential buyers;

o     dealer undertakings to make a market in the security; and

o     the nature of the security and the nature of the marketplace trades.

Convertible Securities

      The Funds (except the Wachovia Municipal Funds) may invest in convertible securities. Convertible bonds and convertible preferred stocks are fixed income securities that generally retain the investment characteristics of fixed income securities until they have been converted but also react to movements in the underlying equity securities. The holder is entitled to receive the fixed income of a bond or the dividend preference of a preferred stock until the holder elects to exercise the conversion privilege. Usable bonds are corporate bonds that can be used in whole or in part, customarily at full face value, in lieu of cash to purchase the issuer's common stock. When owned as part of a unit along with warrants, which are options to buy the common stock, they function as convertible bonds, except that the warrants generally will expire before the bond's maturity. Convertible securities are senior to equity securities and, therefore, have a claim to assets of the corporation prior to the holders of common stock in the case of liquidation. However, convertible securities are generally subordinated to similar nonconvertible securities of the same company. The interest income and dividends from convertible bonds and preferred stocks provide a stable stream of income with generally higher yields than common stocks, but lower than nonconvertible securities of similar quality.

      A Fund will exchange or convert the convertible securities held in its portfolio into shares of the underlying common stock in instances in which, in the Fund's investment adviser's opinion, the investment characteristics of the underlying common shares will assist the Fund in achieving its investment objective. Otherwise, the Fund will hold or trade the convertible securities. In selecting convertible securities for a Fund, the Fund's investment adviser evaluates the investment characteristics of the convertible security as a fixed income instrument, and the investment potential of the underlying equity security for capital appreciation. In evaluating these matters with respect to a particular convertible security, a Fund's investment adviser considers numerous factors, including the economic and political outlook, the value of the security relative to other investment alternatives, trends in the determination of the issuer's profits, and the issuer's management capability and practices.

Zero Coupon Convertible Securities

      The Funds (except the Wachovia Municipal Funds) may invest in zero coupon convertible securities. Zero coupon convertible securities are debt securities which are issued at a discount to their face amount and do not entitle the holder to any periodic payments of interest prior to maturity. Rather, interest earned on zero coupon convertible securities accretes at a stated yield until the security reaches its face amount at maturity. Zero coupon convertible securities are convertible into a specific number of shares of the issuer's common stock. In addition, zero coupon convertible securities usually have features that provide the holder with the opportunity to put the bonds back to the issuer at a stated price before maturity. Generally, the prices of zero coupon convertible securities may be more sensitive to market interest rate fluctuations than conventional convertible securities.

Obligations of Foreign Issuers

      The Equity Fund, Quantitative Equity Fund, Growth & Income Fund, Special Values Fund, Emerging Markets Fund, Balanced Fund, Fixed Income Fund, Intermediate Fixed Income Fund and Short-Term Fixed Income Fund may invest in obligations of foreign issuers. Obligations of foreign issuers may include debt obligations of supranational entities, which include international organizations designed or supported by governmental entities to promote economic reconstruction or development, and international banking institutions and related government agencies. Examples of these include, but are not limited to, the International Bank for Reconstruction and Development (the "World Bank"), European Investment Bank (the "EIB") and the InterAmerican Development Bank.

      Obligations of a foreign issuer may present greater risks than investments in U.S. securities, including higher transaction costs. In addition, investments in foreign issuers may include additional risks associated with less market liquidity and political instability. The possible imposition of withholding taxes on interest income might adversely affect the payment of principal and interest on obligations of foreign issuers. Foreign securities may be denominated in foreign currencies. Therefore, the value in U.S. dollars of a Fund's assets and income may be affected by changes in exchange rates and regulations.

Warrants

      The Funds (except the Wachovia Municipal Funds) may invest in warrants. Warrants are basically options to purchase common stock at a specific price (usually at a premium above the market value of the optioned common stock at issuance) valid for a specific period of time. Warrants may have a life ranging from less than a year to twenty years or may be perpetual. However, most warrants have expiration dates after which they are worthless. In addition, if the market price of the common stock does not exceed the warrant's exercise price during the life of the warrant, the warrant will expire as worthless. Warrants have no voting rights, pay no dividends, and have no rights with respect to the assets of the corporation issuing them. The percentage increase or decrease in the market price of the warrant may tend to be greater than the percentage increase or decrease in the market price of the optioned common stock.

Corporate Debt Securities

      The Equity Fund, Quantitative Equity Fund, Growth & Income Fund, Special Values Fund, Emerging Markets Fund, Balanced Fund, Fixed Income Fund, Intermediate Fixed Income Fund and Short-Term Fixed Income Fund may invest in corporate debt securities. Corporate debt securities may bear fixed, fixed and contingent, or variable rates of interest. They may involve equity features such as conversion or exchange rights, warrants for the acquisition of common stock of the same or a different issuer, participations based on revenues, sales, or profits, or the purchase of common stock in a unit transaction (where corporate debt securities and common stock are offered as a unit).

      Increasing rate securities, which currently do not make up a significant share of the market in corporate debt securities, are generally offered at an initial interest rate which is at or above prevailing market rates. Interest rates are reset periodically (most commonly every 90 days) at different levels on a predetermined scale. These levels of interest are ordinarily set at progressively higher increments over time. Some increasing rate securities may, by agreement, revert to fixed rate status. These securities may also contain features which allow the issuer the option to convert the increasing rate of interest to a fixed rate under such terms, conditions, limitations as are described in each issuer's prospectus.

Mortgage-Backed Securities

      The Emerging Markets Fund, Balanced Fund, Fixed Income Fund, Intermediate Fixed Income Fund and Short-Term Fixed Income Fund may invest in mortgage-backed securities. The mortgages underlying mortgage-backed securities often may be prepaid without penalty or premium. Therefore, mortgage-backed securities are generally subject to higher prepayment risks than most other types of debt instruments. Prepayment risks on mortgage-backed securities tend to increase during periods of declining mortgage interest rates, because many borrowers refinance their mortgages to take advantage of the more favorable rates. Depending upon market conditions, the yield that a Fund receives from the reinvestment of such prepayments, or any scheduled principal payments, may be lower than the yield on the original mortgage security. As a consequence, mortgage-backed securities may be a less effective means of "locking in" interest rates than other types of debt securities having the same stated maturity and may also have less potential for capital appreciation. For certain types of asset pools, such as collateralized mortgage obligations, prepayments may be allocated to one tranche of securities ahead of other tranches in order to reduce the risk of prepayments for the other tranches.

      Prepayments may result in a capital loss to a Fund to the extent that the prepaid mortgage securities were purchased at a market premium over their stated principal amount. Conversely, the prepayment of mortgage-backed securities purchased at a market discount from their stated principal amount will accelerate the recognition of interest income by the Fund, which would be taxed as ordinary income when distributed to the shareholders.

Privately Issued Mortgage-Related Securities

      The Emerging Markets Fund, Balanced Fund, Fixed Income Fund, Intermediate Fixed Income Fund and Short-Term Fixed Income Fund may invest in privately issued mortgage-related securities. Privately issued mortgage-related securities generally represent an ownership interest in federal agency mortgage pass-through securities such as those issued by Government National Mortgage Association. The terms and characteristics of the mortgage instruments may vary among pass-through mortgage loan pools. The market for such mortgage-related securities has expanded considerably since its inception. The size of the primary issuance market and the active participation in the secondary market by securities dealers and other investors makes government-related pools highly liquid.

Resets of Interest Rates

      The interest rates paid on adjustable rate mortgages ("ARMs"), collateralized mortgage obligations ("CMOs"), and real estate mortgage investment conduits ("REMICs") in which the Emerging Markets Fund, Balanced Fund, Fixed Income Fund, Intermediate Fixed Income Fund and Short-Term Fixed Income Fund invest generally are readjusted at intervals of one year or less to an increment over some predetermined interest rate index. There are two main categories of indices: those based on U.S. Treasury securities and those derived from a calculated measure, such as a cost of funds index or a moving average of mortgage rates. Commonly utilized indices include the one-year and five-year constant maturity Treasury note rates, the three-month Treasury bill rate, the 180-day Treasury bill rate, rates on longer-term Treasury securities, the National Median Cost of Funds, the one-month or three-month LIBOR, the prime rate of a specific bank, or commercial paper rates. Some indices, such as the one-year constant maturity Treasury note rate, closely mirror changes in market interest rate levels.
Others tend to lag changes in market rate levels and tend to be somewhat less volatile.

      To the extent that the adjusted interest rate on the mortgage security reflects current market rates, the market value of an adjustable rate mortgage security will tend to be less sensitive to interest rate changes than a fixed rate debt security of the same stated maturity. Hence, adjustable rate mortgage securities which use indices that lag changes in market rates should experience greater price volatility than adjustable rate mortgage securities that closely mirror the market. Certain residual interest tranches of CMOs may have adjustable interest rates that deviate significantly from prevailing market rates, even after the interest rate is reset, and are subject to correspondingly increased price volatility. In the event a Fund purchases such residual interest mortgage securities, it will factor in the increased interest and price volatility of such securities when determining its dollar-weighted average duration.

Caps and Floors

      The underlying mortgages which collateralize the ARMs, CMOs, and REMICs in which the Emerging Markets Fund, Balanced Fund, Fixed Income Fund, Intermediate Fixed Income Fund and Short-Term Fixed Income Fund invest will frequently have caps and floors which limit the maximum amount by which the loan rate to the residential borrower may change up or down: (1) per reset or adjustment interval, and (2) over the life of the loan. Some residential mortgage loans restrict periodic adjustments by limiting changes in the borrower's monthly principal and interest payments rather than limiting interest rate changes. These payment caps may result in negative amortization.

      The value of mortgage securities in which a Fund invests may be affected if market interest rates rise or fall faster and farther than the allowable caps or floors on the underlying residential mortgage loans. Additionally, even though the interest rates on the underlying residential mortgages are adjustable, amortization and prepayments may occur, thereby causing the effective maturities of the mortgage securities in which a Fund invests to be shorter than the maturities stated in the underlying mortgages.

Demand Master Notes

      The Funds may invest in variable amount demand master notes. Demand notes are short-term borrowing arrangements between a corporation or government agency and an institutional lender (such as a Fund) payable upon demand by either party. The notice period for demand typically ranges from one to seven days, and the party may demand full or partial payment. Many master notes give a Fund the option of increasing or decreasing the principal amount of the master note on a daily or weekly basis within certain limits. Demand master notes usually provide for floating or variable rates of interest.

Variable Rate Demand Notes

      The Funds may invest in variable rate demand notes. Variable rate demand notes are long-term corporate debt instruments that have variable or floating interest rates and provide a Fund with the right to tender the security for repurchase at its stated principal amount plus accrued interest. Such securities typically bear interest at a rate that is intended to cause the securities to trade at par. The interest rate may float or be adjusted at regular intervals (ranging from daily to annually), and is normally based on an interest rate index or a published interest rate. Many variable rate demand notes allow a Fund to demand the repurchase of the security on not more than seven days prior notice. Other notes only permit a Fund to tender the security at the time of each interest rate adjustment or at other fixed intervals.

Demand Features

      The Funds may acquire securities that are subject to puts and standby commitments ("demand features") which require the issuer of the demand feature to purchase the securities at their principal amount (usually with accrued interest) within a fixed period (usually seven days) following a demand by the Funds. The demand feature may be issued by the issuer of the underlying securities, a dealer in the securities or by another third party, and may not be transferred separately from the underlying security. A Fund uses these arrangements to provide the Fund with liquidity and not to protect against changes in the market value of the underlying securities. The bankruptcy, receivership or default by the issuer of the demand feature, or a default on the underlying security or other event that terminates the demand feature before its exercise, will adversely affect the liquidity of the underlying security. Demand features that are exercisable even after a payment default on the underlying security may be treated as a form of credit enhancement.

U.S. Government Obligations

     The Funds may invest in U.S. government obligations. The types of U.S. government obligations in which the Funds may invest generally include direct obligations of the U.S. Treasury (such as U.S. Treasury bills, notes, and bonds) and obligations issued or guaranteed by U.S. government agencies or instrumentalities. These securities are backed by:

o     the full faith and credit of the U.S. Treasury;

o     the issuer's right to borrow from the U.S. Treasury;

o the discretionary authority of the U.S. government to purchase certain obligations of agencies or instrumentalities; or

o     the credit of the agency or instrumentality issuing the obligations.

     Examples of agencies and instrumentalities which may not always receive financial support from the U.S. government are:

o Farm Credit System, including the National Bank for Cooperatives and Banks for Cooperatives;

o     Federal Home Loan Banks;

o     Federal Home Loan Mortgage Corporation;

o     Fannie Mae;

o     Government National Mortgage Association; and

o     Student Loan Marketing Association.

The Funds may invest in U.S. government obligations as temporary investments, from time to time, for defensive purposes.

Variable Rate U.S. Government Securities

      The Funds may invest in variable rate U.S. government securities. In the case of certain U.S. government securities purchased by a Fund that carry variable interest rates, these rates will reduce the changes in the market value of such securities from their original purchase prices.

      Accordingly, the potential for capital appreciation or capital depreciation should not be greater than the potential for capital appreciation or capital depreciation of fixed interest rate U.S. government securities having maturities equal to the interest rate adjustment dates of the variable rate U.S. government securities.

      The Funds may purchase variable rate U.S. government securities upon the determination by the Trustees that the interest rate as adjusted will cause the instrument to have a current market value that approximates its par value on the adjustment date.

Ratings

      The Fixed Income Fund, Intermediate Fixed Income Fund, Georgia Municipal Bond Fund, North Carolina Municipal Bond Fund, South Carolina Municipal Bond Fund, and Virginia Municipal Bond Fund may invest up to 5% of their respective total assets in securities rated Baa by Moody's or BBB by S&P. These securities have speculative characteristics. Changes in economic conditions or other circumstances are more likely to lead to weakened capacity to make principal and interest payments than higher rated bonds. Downgrades will be evaluated on a case by case basis by the Funds' investment adviser. The Funds' investment adviser will determine whether or not the security continues to be an acceptable investment. If not, the security will be sold.

High Yield Securities

      The Special Values Fund and Emerging Markets Fund may invest in high yield securities. Generally, the lowest-rated securities in which a Fund may invest are rated B by S&P or Moody's or are not rated but are determined by the Fund's investment adviser to be of comparable quality. Securities rated B are judged to have speculative elements and are high yield, high risk bonds (i.e., junk bonds), typically subject to greater market fluctuations and greater risk of loss of income and principal due to an issuer's default. To a greater extent than investment-grade bonds, lower-rated bonds and speculative grade securities tend to reflect short-term corporate, economic and market developments, as well as investor perceptions of the issuer's credit quality. In addition, lower-rated bonds and speculative grade securities may be more difficult to dispose of or to value than high-rated, lower-yielding bonds. In circumstances where, in the judgment of a Fund's investment adviser, the investment opportunities may benefit the Fund, the Fund may invest in securities which are rated D by S&P. Debt that is rated D is in default, and payment of interest and/or repayment of principal on such debt is in arrears. A Fund's investment adviser attempts to reduce the risks described above through diversification of the portfolio and by credit analysis of each issuer, as well as by monitoring broad economic trends and corporate and legislative developments.

Duration

      Duration is a commonly used measure of the potential volatility in the price of a bond, or other fixed income security, or in a portfolio of fixed income securities, prior to maturity. Volatility is the magnitude of the change in the price of a bond relative to a given change in the market date; and the level of market yield of similar fixed income securities. Generally, bonds with lower coupons or longer maturities will be more volatile than bonds with higher coupon or shorter maturities. Duration combines these variables into a single measure.

      Duration is calculated by dividing the sum of the time-weighted values of the cash flows of a bond or bonds, including interest and principal payments, by the sum of the present values of the cash flows. When a Fund invests in mortgage pass-through securities, its duration will be calculated in a manner which requires assumptions to be made regarding future principal prepayments. A more complete description of this calculation is available upon request from the Funds.

Investment Philosophy of the Emerging Markets Fund

      As described in the Fund's prospectuses under "Investment Policies" and "Investment Process," the Fund's investment adviser manages the Fund's portfolio to attempt to capture the return opportunities presented by securities of issuers and companies located in emerging markets. In light of recent political events (for example, the fall of Communism in Europe, the opening of China to western investment, the move toward free-market capitalism in many developing countries, etc.), conditions for investing in many emerging market economies have become attractive. A number of emerging market capitalist economies present striking market growth opportunities (stemming from the increasing number of working-class and middle-class citizens in those nations who are now demanding improved housing, infrastructure such as roads and utilities and a greater array of consumer goods). In view of the fact that approximately 75% of the world's population resides in emerging market countries, and many of these countries are still in the early or initial stages of growth and development, it is conceivable that many of these emerging market countries will exhibit economic and earnings growth that exceeds similar measurements in what have been traditionally characterized as the developed nations of Europe, Japan, and the United States. While past performance is not a guarantee of future results, this trend has been seen in recent years, as the stock markets of a number of emerging market economies have outperformed the stock markets of more developed countries. Investors should recognize that investments in emerging market countries present a number of risks, which are discussed in the Fund's prospectuses. Currently, the Fund may invest in the securities of issuers located in the following countries: Argentina, Brazil, Chile, China, the Czech Republic, Egypt, Greece, Hong Kong, Hungary, India, Indonesia, Luxembourg, Malaysia, Mexico, Morocco, Peru, the Philippines, Poland, Portugal, Romania, Russia, Slovak Republic, South Africa, South Korea, Taiwan, Thailand, Turkey, and Venezuela. The Fund may also purchase depositary receipts of issuers located in other emerging market countries.

Sovereign Debt Obligations

      Sovereign debt instruments are issued or guaranteed by foreign governments or their agencies, including debt of Latin American nations or other developing countries. Sovereign debt may be in the form of conventional securities or other types of debt instruments, such as loans or loan participations. Sovereign debt of developing countries may involve a high degree of risk. Governmental entities responsible for repayment of the debt may be unable or unwilling to repay principal and interest when due, and may require renegotiation or rescheduling of debt payments. In addition, prospects for repayment of principal and interest may depend on political as well as economic factors. Debt obligations of supranational entities include international organizations designed or supported by governmental entities to promote economic reconstruction or development, and international banking institutions and related government agencies. Examples of these include, but are not limited to, the World Bank, the EIB and the Inter-American Development Bank.

Foreign Currency Transactions

Currency Risks

      The exchange rates between the U.S. dollar and foreign currencies are a function of such factors as supply and demand in the currency exchange markets, international balances of payments, governmental intervention, speculation and other economic and political conditions. Although the Funds value their assets daily in U.S. dollars, a Fund may not convert its holdings to U.S. dollars daily. A Fund may incur conversion costs when it converts its holdings to another currency. Foreign exchange dealers may realize a profit on the difference between the price at which a Fund buys and sells currencies.

      Foreign currency exchange transactions are conducted either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market or through forward contracts to purchase or sell foreign currencies.

Forward Foreign Currency Exchange Contracts

      The Emerging Markets Fund may enter into forward foreign currency exchange contracts in order to protect against possible loss resulting from an adverse change in the relationship between the U.S. dollar and a foreign currency involved in an underlying transaction. However, forward foreign currency exchange contracts may limit potential gains which could result from a positive change in such currency relationships. The Fund's investment adviser believes that it is important to have the flexibility to enter into forward currency exchange contracts whenever it determines that it is in the Fund's best interest to do so. The Fund will not speculate in foreign currency exchange.

      The Fund will not enter into forward foreign currency exchange contracts or maintain a net exposure in such contracts when it would be obligated to deliver an amount of foreign currency in excess of the value of its portfolio securities or other assets denominated in that currency or, in the case of a "cross-hedge" denominated in a currency or currencies that the investment adviser believes will tend to be closely correlated with that currency with regard to price movements. Generally, the Fund will not enter into a forward foreign currency exchange contract with a term longer that one year.

Foreign Currency Options

      A foreign currency option provides the option buyer with the right to buy or sell a stated amount of foreign currency at the exercise price on a specified date or during the option period. The owner of a call option has the right, but not the obligation, to buy the currency. Conversely, the owner of a put option has the right, but not the obligation, to sell the currency.

      When the option is exercised, the seller (i.e., writer) of the option is obligated to fulfill the terms of the sold option. However, either the seller or the buyer may, in the secondary market, close its position during the option period at any time prior to expiration.

      A call option on a foreign security generally rises in value if the underlying currency appreciates in value, and a put option on a foreign currency generally falls in value if the underlying currency depreciates in value. Although purchasing a foreign currency option can protect the Fund against an adverse movement in the value of a foreign currency, the option will not limit the movement in the value of such currency. For example, if the Fund was holding securities denominated in a foreign currency that was appreciating and had purchased a foreign currency to put a hedge against a decline in the value of the currency, the Fund would not have to exercise its put option. Likewise, if the Fund were to enter into a contract to purchase a security denominated in foreign currency and, in conjunction with that purchase, were to purchase a foreign currency call option to hedge against a rise in value of the currency, and if the value of the currency instead depreciated between the date of purchase and the settlement date, the Fund would not have to exercise its call. Instead, the Fund could acquire in the spot market the amount of foreign currency needed for settlement.

Special Risks Associated with Foreign Currency Options

      Buyers and sellers of foreign currency options are subject to the same risks that apply to options generally. In addition, there are certain additional risks associated with foreign currency options. The markets in foreign currency options are relatively new, and the Emerging Markets Fund's ability to establish and close out positions on such options is subject to the maintenance of a liquid secondary market. Although the Fund will not purchase or write such options unless and until, in the opinion of the Fund's investment adviser, the market for them has developed sufficiently to ensure that the risks in connection with such options are not greater than the risks in connection with the underlying currency, there can be no assurance that a liquid secondary market will exist for a particular option at any specific time.

      In addition, options on foreign currencies are affected by all of those factors that influence foreign exchange rates and investments generally.

      The value of a foreign currency option depends upon the value of the underlying currency relative to the U.S. dollar. As a result, the price of the option position may vary with changes in the value of either or both currencies and may have no relationship to the investment merits of a foreign security. Because foreign currency transactions occurring in the interbank market involve substantially larger amounts than those that may be involved in the use of foreign currency options, investors may be disadvantaged by having to deal in an odd market lot (generally consisting of transactions of less than $1 million) for the underlying foreign currencies at prices that are less favorable than for round lots.

      There is no systematic reporting of last sale information for foreign currencies or any regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis. Available quotation information is generally representative of very large transactions in the interbank market and thus may not reflect relatively smaller transactions (i.e., less than $1 million) where rates may be less favorable. The interbank market in foreign currencies is a global, around-the-clock market. To the extent that the U.S. option markets are closed while the markets for the underlying currencies remain open, significant price and rate movements may take place in the underlying markets that cannot be reflected in the options markets until they reopen.

Foreign Currency Futures Transactions

      By using foreign currency futures contracts and options on such contracts, the Emerging Markets Fund may be able to achieve many of the same objectives as it would through the use of forward foreign currency exchange contracts. The Fund may be able to achieve these objectives possibly more effectively and at a lower cost by using futures transactions instead of forward foreign currency exchange contracts.

Special Risks Associated with Foreign Currency Futures Contracts and Related Options

      Buyers and sellers of foreign currency futures contracts are subject to the same risks that apply to the use of futures generally. In addition, there are risks associated with foreign currency futures contracts and their use as a hedging device similar to those associated with options on futures currencies, as described above.

      Options on foreign currency futures contracts may involve certain additional risks. Trading options on foreign currency futures contracts is relatively new. The ability to establish and close out positions on such options is subject to the maintenance of a liquid secondary market. To reduce this risk, the Emerging Markets Fund will not purchase or write options on foreign currency futures contracts unless and until, in the opinion of the Fund's investment adviser, the market for such options has developed sufficiently that the risks in connection with such options are not greater than the risks in connection with transactions in the underlying foreign currency futures contracts. Compared to the purchase or sale of foreign currency futures contracts, the purchase of call or put options on futures contracts involves less potential risk to the Fund because the maximum amount at risk is the premium paid for the option (plus transaction costs). However, there may be circumstances when the purchase of a call or put option on a futures contract would result in a loss, such as when there is no movement in the price of the underlying currency or futures contract.

Municipal Securities

      The Georgia Municipal Bond Fund, North Carolina Municipal Bond Fund, South Carolina Municipal Bond Fund and Virginia Municipal Bond Fund invest in municipal securities. If a security loses its rating or has its rating reduced after a Fund has purchased it, the Fund is not required to drop the security from its portfolio, but may consider doing so. If ratings made by Moody's or S&P change because of changes in those organizations or in their rating systems, the Funds will try to use comparable ratings as standards in accordance with the investment policies described in the prospectuses.

      Participation Interests

            The financial institutions from which the Funds purchase participation interests frequently provide or secure from another financial institution irrevocable letters of credit or guarantees and give the Funds the right to demand payment of the principal amounts of the participation interests plus accrued interest on short notice (usually within seven days).

      Variable Rate Municipal Securities

            Variable interest rates generally reduce changes in the market value of municipal securities from their original purchase prices. Accordingly, as interest rates decrease or increase, the potential for capital appreciation or depreciation is less for variable rate municipal securities than for fixed income obligations.

            Many municipal securities with variable interest rates purchased by the Funds are subject to repayment of principal (usually within seven days) on a Fund's demand. The terms of these variable rate demand instruments require payment of principal and accrued interest from the issuer of the municipal obligations, the issuer of the participation interests, or a guarantor of either issuer.

      Municipal Leases

            The Funds may purchase municipal securities in the form of participation interests which represent undivided proportional interests in lease payments by a governmental or non-profit entity. The lease payments and other rights under the lease provide for and secure the payments on the certificates. Lease obligations may be limited by municipal charter or the nature of the appropriation for the lease. In particular, lease obligations may be subject to periodic appropriation. If the entity does not appropriate funds for future lease payments, the entity cannot be compelled to make such payments. Furthermore, a lease may provide that the certificate trustee cannot accelerate lease obligations upon default. The trustee would only be able to enforce lease payments as they become due. In the event of a default or failure of appropriation, it is unlikely that the trustee would be able to obtain an acceptable substitute source of payment or that the substitute source of payment will generate tax-exempt income.

            In determining the liquidity of municipal lease securities, a Fund's investment adviser, under the authority delegated by the Trustees, will base its determination on the following factors:

            o     whether the lease can be terminated by the lessee;

          o the potential recovery, if any, from a sale of the leased property upon termination of the lease;

          o    the  lessee's   general   credit   strength   (e.g.,   its  debt,
               administrative,   economic  and  financial   characteristics  and
               prospects);

            o the likelihood that the lessee will discontinue appropriating funding for the leased property because the property is no longer deemed essential to its operations (e.g., the potential for an "event of non-appropriation"); and

          o any credit enhancement or legal recourse provided upon an event of non-appropriation or other termination of the lease.

Municipal Bond Insurance

      The Funds may purchase two types of Policies issued by municipal bond insurers. One type of Policy covers certain municipal securities only during the period in which they are in a Fund's portfolio. In the event that a municipal security covered by such a Policy is sold from a Fund, the insurer of the relevant Policy will be liable only for those payments of interest and principal which are due and owing at the time of sale.

      The other type of Policy covers municipal securities not only while they remain in a Fund's portfolio but also until their final maturity even if they are sold out of the Fund's portfolio, so that the coverage may benefit all subsequent holders of those municipal securities. A Fund will obtain insurance which covers municipal securities until final maturity even after they are sold out of the Fund's portfolio only if, in the judgment of the Fund's investment adviser, the Fund would receive net proceeds from the sale of those securities, after deducting the cost of such permanent insurance and related fees, significantly in excess of the proceeds it would receive if such municipal securities were sold without insurance. Payments received from municipal bond issuers may not be tax-exempt income to shareholders of the Funds.

      The premiums for the Policies are paid by a Fund and the yield on the Fund's portfolio is reduced thereby. Premiums for the Policies are paid by a Fund monthly, and are adjusted for purchases and sales of municipal securities during the month. A Fund may purchase Policies from MBIA Corp. ("MBIA"), AMBAC Indemnity Corporation ("AMBAC"), Financial Guaranty Insurance Company ("FGIC"), or any other municipal bond insurer which is rated AAA by S&P or Aaa by Moody's. Each Policy guarantees the payment of principal and interest on those municipal securities it insures. The Policies will have the same general characteristics and features. A municipal security will be eligible for coverage if it meets certain requirements set forth in the Policy. In the event interest or principal on an insured municipal security is not paid when due, the insurer covering the security will be obligated under its Policy to make such payment not later than 30 days after it has been notified by a Fund that such non-payment has occurred. MBIA, AMBAC, and FGIC will not have the right to withdraw coverage on securities insured by their Policies so long as such securities remain in a Fund's portfolio, nor may MBIA, AMBAC, or FGIC cancel their Policies for any reason except failure to pay premiums when due.

      MBIA, AMBAC, and FGIC will reserve the right at any time upon 90 days' written notice to a Fund to refuse to insure any additional municipal securities purchased by the Fund after the effective date of such notice. A Fund reserves the right to terminate any of the Policies if it determines that the benefits to the Fund of having its portfolio insured under such Policy are not justified by the expense involved.

      Additionally, the Funds reserve the right to enter into contracts with insurance carriers other than MBIA, AMBAC, or FGIC if such carriers are rated AAA by S&P or Aaa by Moody's.

      Under the Policies, municipal bond insurers unconditionally guarantee to the Georgia Municipal Bond Fund, North Carolina Municipal Bond Fund, South Carolina Municipal Bond Fund, and Virginia Municipal Bond Fund the timely payment of principal and interest on the insured municipal securities when and as such payments shall become due but shall not be paid by the issuer, except that in the event of any acceleration of the due date of the principal by reason of mandatory or optional redemption (other than acceleration by reason of mandatory sinking fund payments), default or otherwise, the payments guaranteed will be made in such amounts and at such times as payments of principal would have been due had there not been such acceleration. The municipal bond insurers will be responsible for such payments less any amounts received by a Fund from any trustee for the municipal bond issuers or from any other source. The Policies do not guarantee payment on an accelerated basis, the payment of any redemption premium, the value for the shares of a Fund, or payments of any tender purchase price upon the tender of the municipal securities. The Policies also do not insure against nonpayment of principal of or interest on the securities resulting from the insolvency, negligence or any other act or omission of the trustee or other paying agent for the securities. However, with respect to small issue industrial development municipal bonds and pollution control revenue municipal bonds covered by the Policies, the municipal bond insurers guarantee the full and complete payments required to be made by or on behalf of an issuer of such municipal securities if there occurs any change in the tax-exempt status of interest on such municipal securities, including principal, interest or premium payments, if any, as and when required to be made by or on behalf of the issuer pursuant to the terms of such municipal securities. A when-issued municipal security will be covered under the Policies upon the settlement date of the issuer of such when-issued municipal securities. In determining to insure municipal securities held by a Fund, each municipal bond insurer has applied its own standard, which corresponds generally to the standards it has established for determining the insurability of new issues of municipal securities. This insurance is intended to reduce financial risk, but the cost thereof and compliance with investment restrictions imposed under the Policies will reduce the yield to shareholders of each Fund.

      If a Policy terminates as to municipal securities sold by a Fund on the date of sale, in which event municipal bond insurers will be liable only for those payments of principal and interest that are then due and owing, the provision for insurance will not enhance the marketability of securities held by the Fund, whether or not the securities are in default or subject to significant risk of default, unless the option to obtain permanent insurance is exercised. On the other hand, since issuer-obtained insurance will remain in effect as long as the insured municipal securities are outstanding, such insurance may enhance the marketability of municipal securities covered thereby, but the exact effect, if any, on marketability cannot be estimated. The Funds generally intend to retain any securities that are in default or subject to significant risk of default and to place a value on the insurance, which ordinarily will be the difference between the market value of the defaulted security and the market value of similar securities of minimum investment grade (i.e., rated "BBB" by S&P or "Baa" by Moody's) that are not in default. To the extent that a Fund holds defaulted securities, it may be limited in its ability to manage its investment and to purchase other municipal securities. Except as described above with respect to securities that are in default or subject to significant risk of default, the Funds will not place any value on the insurance in valuing the municipal securities that they hold.

      Municipal bond insurance may be provided by one or more of the following insurers or any other municipal bond insurer which is rated "Aaa" by Moody's or "AAA" by S&P:

      Municipal Bond Investors Assurance Corp.

            Municipal Bond Investors Assurance Corp. ("MBIA") is a wholly-owned subsidiary of MBIA, Inc. MBIA, domiciled in New York, is regulated by the New York State Insurance Department and licensed to do business in various states. The address of MBIA is 113 King Street, Armonk, New York, 10504, and its telephone number is (914) 273-4545. As of February 26, 1998, S&P has rated the claims-paying ability of MBIA "AAA."

      AMBAC Indemnity Corporation

            AMBAC Indemnity Corporation ("AMBAC") is a Wisconsin-domiciled stock insurance company, regulated by the Insurance Department of Wisconsin, and licensed to do business in various states. AMBAC is a wholly-owned subsidiary of AMBAC, Inc., a financial holding company which is owned by the public. Copies of certain statutorily required filings of AMBAC can be obtained from AMBAC. The address of AMBAC's administrative offices is One State Street Plaza, 17th Floor, New York, New York 10004, and its telephone number is (212) 668-0340. As of February 26, 1998, S&P has rated the claims-paying ability of AMBAC "AAA."

      Financial Guaranty Insurance Company

            Financial Guaranty Insurance Company ("Financial Guaranty") is a wholly- owned subsidiary of FGIC Corporation, a Delaware holding company. FGIC Corporation is wholly-owned by General Electric Capital Corporation. Financial Guaranty is subject to regulation by the New York State Insurance Department and is licensed to do business in various states. The address of Financial Guaranty is 175 Water Street, New York, New York 10038, and its telephone number is 1-800-352-0001. As of February 26, 1998, S&P has rated the claims-paying ability of Financial Guaranty "AAA."

Concentration of Investments

      The Georgia Municipal Bond Fund, North Carolina Municipal Bond Fund, South Carolina Municipal Bond Fund, and Virginia Municipal Bond Fund generally will not invest more than 25% of its total assets in any one industry. Governmental issuers of municipal securities are not considered part of any "industry." However, municipal securities backed only by the assets and revenues of nongovernmental users may, for this purpose, be deemed to be related to the industry in which such nongovernmental users engage, and the 25% limitation would apply to such obligations. It is nonetheless possible that the Funds may invest more than 25% of their assets in a broader segment of the municipal securities market, such as revenue obligations of hospitals and other health care facilities, housing agency revenue obligations, or airport revenue obligations. This would be the case only if a Fund's investment adviser determines that the yields available from obligations in a particular segment of the market justified the additional risks associated with a large investment in such segment. Although such obligations could be supported by the credit of governmental users or by the credit of nongovernmental users engaged in a number of industries, economic, business, political and other developments generally affecting the revenues of such users (for example, proposed legislation or pending court decisions affecting the financing of such projects and market factors affecting the demand for their services or products) may have a general adverse effect on all municipal securities in such a market segment.

State Investment Risks

      As a general matter, concentration by the Georgia Municipal Bond Fund, the North Carolina Municipal Bond Fund, the South Carolina Municipal Bond Fund, and the Virginia Municipal Bond Fund in securities issued by the State (or Commonwealth, as applicable) identified in each Fund's name and each such State's (or Commonwealth's) political subdivisions provides a greater level of risk than a fund which is diversified across numerous states and municipal entities. The ability of each State (or Commonwealth) or its municipalities to meet its obligations will depend on the availability of tax and other revenues; and economic, political, and demographic conditions within the State (or the Commonwealth), its counties, and its municipalities.

Georgia Investment Risks

      The State of Georgia's economy is based on manufacturing (textiles, food products, paper products, electronic equipment and aircraft), trade and a growing services sector. Atlanta, with a service-oriented economy, is a trade, service and transportation center for the Southeast region of the United States and is the focus of economic growth in the State. In most other cities in Georgia, manufacturing predominates. The State economy was only mildly affected by the early 1980's recession and grew rapidly for most of the decade, with employment and personal income growth in excess of comparable national rates. Despite continued population growth, personal income per capita has steadily gained relative to the nation. The economy began to slow in 1989, with less vigorous job growth evident and the State's relative per capita income position slipping.

      Throughout the 1980s the State's expanding economy fostered strong income and sales tax growth. This enabled the State to record fairly strong fiscal operations for fiscal years 1984-1989.

      The State experienced an economic downturn in the early 1990's, as operating deficits were recorded in fiscal years 1990-1992. However, in fiscal years 1993 and 1994, the State ended with operating surpluses due to strong revenue growth which will be used to augment reserves. The State's debt rating was affirmed as "Aaa" by Moody's in July, 1994. Preparations for the 1996 Summer Olympics helped propel Georgia's economy. Businesses and local governments created a total of 400,000 jobs over the period of 1991-1994 and the unemployment rate dropped during the period to just 4.9%.

      The Georgia Municipal Bond Fund's investment adviser believes that the information presented above describes some of the more significant matters relating to the Georgia Municipal Bond Fund. The sources of the information are the official statements of issuers located in Georgia, other publicly available documents, and oral statements from various State agencies. The Georgia Municipal Bond Fund's investment adviser has not independently verified any of the information contained in the official statements, other publicly available documents, or oral statements from various State agencies.

North Carolina Investment Risks

      The State of North Carolina's credit strength is derived from a diversified economy, relatively low unemployment rates, strong financial management, and a low debt burden. In recent years, the State's economy has become less dependent on agriculture (primarily tobacco) and manufacturing (textiles and furniture) and has experienced increased activity in financial services, research, high technology manufacturing, and tourism. North Carolina did not escape the effects of the economic slowdown; however, the State is now experiencing an increase in economic development. North Carolina ranks among the top ten states in terms of economic growth, as measured by job and personal income growth. Long-term personal income trends indicate gains; however, wealth levels still continue to lag the national average. State unemployment rates consistently fall below the national average. For November 1995, North Carolina reported an unemployment rate of 4.2%, versus the national average of 5.6%.

      North Carolina is a very conservative debt issuer and has maintained debt levels that are low due to constitutional debt limitations. Conservative policies also dominate the State's financial operations. The State's administration continually demonstrates its ability and willingness to adjust financial planning and budgeting to preserve financial balance. The State's finances, which enjoyed surpluses and adequate reserves throughout the 1980's, began reflecting the economic downtown in fiscal 1990. To close the shortfalls that emerged because of weakening revenues, the State increased its sales and corporate tax rates and implemented expenditure reductions and restrictions. Actions by the State resulted in a budget surplus for fiscal 1992, 1993 and 1994. Available unreserved balances and budget stabilization reserves are projected to be $359 million for 1995. The financials of many North Carolina municipalities are also strong, and over 25% of all "Aaa" rated tax-exempt bonds issued by local municipalities throughout the United States are issued by cities and towns located in the State.

      The North Carolina Municipal Bond Fund's investment adviser believes that the information summarized above describes some of the more significant matters relating to the North Carolina Municipal Bond Fund. The sources of the information are the official statements of issuers located in North Carolina, other publicly available documents, and oral statements from various State agencies. The North Carolina Municipal Bond Fund's investment adviser has not independently verified any of the information contained in the official statements, other publicly available documents, or oral statements from various State agencies.

South Carolina Investment Risks

      The State of South Carolina has an economy that has been dominated from the early 1920s through the present by the textile industry, with more than one of every three manufacturing jobs directly or indirectly related to the textile industry. However, since 1950, the economic bases of the State have become more diversified, as the trade and service sectors and durable goods manufacturing industries have developed. Currently, Moody's rates South Carolina's general obligation bonds "Aaa" and S&P rates such bonds "AA+." There can be no assurance that the economic conditions on which those ratings are based will continue or that particular bond issues may not be adversely affected by changes in economic or political conditions.

      The South Carolina State Constitution (the "Constitution") mandates a balanced budget. If a deficit occurs, the General Assembly must account for it in the succeeding fiscal year. In addition, if a deficit appears likely, the State Budget and Control Board (the "State Board") may reduce appropriations during the current fiscal year as necessary to prevent the deficit. The Constitution limits annual increases in State employees' wages to the average growth rate of the economy of the State and annual increases in the number of State employees to the average growth of the State's population.

      The Constitution requires a General Reserve Fund ("General Fund") that equals three percent of General Fund revenue for the latest fiscal year. When deficits have occurred, the State has funded them out of the General Fund. The Constitution also requires a Capital Reserve Fund ("Capital Fund") equal to two percent of General Fund revenue. Before March 1st of each year, the Capital Fund must be used to offset mid-year budget reductions before mandating cuts in operating appropriations. After March 1st, the Capital Fund may be appropriated by a special vote of the General Assembly to finance previously authorized capital improvement bond projects, to retire bond principal or pay interest on bonds previously issued, and to pay for capital improvements or other nonrecurring purposes. Monies in the Capital Fund not appropriated or any appropriation for a particular project or item that has been reduced due to application of the monies to a year-end deficit must go back to the General Fund.

      The shutdown of the Charleston Naval Base exacted a heavy toll in North Charleston. In addition, contractors at the Savannah River Site nuclear complex laid off more than 4,000 workers. However, plant expansions and openings by companies such as BMW, Michelin, AMP, and Fuji Photo have helped to mitigate these negative economic developments.

      As discussed above, the South Carolina Municipal Bond Fund's concentration in securities issued by the State or its subdivisions provides a greater level of risk than an investment company which is diversified across a larger geographical area. For example, the passage of the North American Free Trade Agreement could result in increased competition for the State's textile industry due to the availability of less-expensive foreign labor.

      Presently, South Carolina subjects bonds issued by other states to its income tax. If this tax was declared unconstitutional, the value of bonds in the South Carolina Municipal Bond Fund could decline a small but measurable amount. Also, the South Carolina Municipal Bond could become slightly less attractive to potential future investors.

      The South Carolina Municipal Bond Fund's investment adviser believes that the information summarized above describes some of the more significant matters relating to the South Carolina Municipal Bond Fund. The sources of the information are the official statements of issuers located in South Carolina, other publicly available documents, and oral statements from various State agencies. The South Carolina Municipal Bond Fund's investment adviser has not independently verified any of the information contained in the official statements, other publicly available documents, or oral statements from various State agencies.

Virginia Investment Risks

      The rate of economic growth in the Commonwealth of Virginia has slowed in the 1990's compared to the late 1980's. From 1986 to 1995, the Commonwealth's 5.0% rate of growth in per capita personal income was approximately equal to the national rate of growth. In 1995, Virginia's growth rate was 4.9% compared to 5.0% for the nation. Per capita income in Virginia has been consistently above national levels over the past decade and, in 1995, was $23,597 compared with the national average of $22,788.

      The services sector in Virginia generates the largest number of jobs, followed by wholesale and retail trade, government employment, and manufacturing. Employment in the services sector increased by 19.1% from 1991 to 1995, making it the fastest growing sector in the Commonwealth. Because of Virginia's proximity to Washington, D.C. and the concentration of military installations in the Hampton Roads area of the Commonwealth (the largest such concentration in the United States), the United States federal government has a greater economic impact on Virginia relative to its size than on any of the other states except Alaska and Hawaii.

      According to statistics published by the U.S. Department of Labor, the Commonwealth of Virginia typically has one of the lowest unemployment rates in the nation. This is generally attributed to the balance among the various sections represented in the economy. During 1995, an average of 4.5% of Virginians were unemployed as compared with the national average of 5.6%. The population of the state has continued to grow over the last decade at a rate that is higher than the national average. During the last decade, the rate of increase in such population growth reached a high of 2.1% annually in 1987 and, in 1995, was approximately 1.4%.

      Virginia is one of twenty states with a right-to-work law and is generally regarded as having a favorable business climate marked by few strikes or work stoppages. Virginia is also one of the least unionized among the industrial states. The percentage of non-agricultural employees who belong to unions in the Commonwealth of Virginia has been approximately half the national average.

      Currently, NRSROs assign their highest rating to general obligation bonds issued by the Commonwealth of Virginia, reflecting in part, its sound fiscal management, diversified economic base and low debt ratios. There can be no assurance that the economic conditions on which these ratings are based will continue or that particular bond issues may not be adversely affected by changes in economic or political conditions. Furthermore, the Virginia Municipal Bond Fund also invests in securities issued by the political authorities of the Commonwealth of Virginia, all of which are separately rated (if rated at all) by NRSROs.

      The Virginia Municipal Bond Fund's investment adviser believes that the information summarized above describes some of the more significant matters relating to the Virginia Municipal Bond Fund. The sources of the information are the official statements of issuers located in Virginia, other publicly available documents, and oral statements from various Commonwealth agencies. The Virginia Municipal Bond Fund's investment adviser has not independently verified any of the information contained in the official statements, other publicly available documents, or oral statements from various Commonwealth agencies.

Portfolio Turnover

      No Fund will attempt to set or meet a portfolio turnover rate since any turnover would be incidental to transactions undertaken in an attempt to achieve a Fund's investment objective. Securities in each portfolio will be sold whenever a Fund's investment adviser believes it is appropriate to do so in light of the Fund's investment objective, without regard to the length of time a particular security may have been held. A higher rate of portfolio turnover involves correspondingly greater transaction expenses which must be borne directly by a Fund and, thus, indirectly by its shareholders. In addition, a high rate of portfolio turnover may result in the realization of larger amounts of capital gains which, when distributed to a Fund's shareholders, are taxable to them. Nevertheless, transactions for a Fund's portfolio will be based only upon investment considerations and will not be limited by any other considerations when an investment adviser deems it appropriate to make changes in the Fund's portfolio.

      During the fiscal years ended November 30, 1997 and 1996, the Equity Fund's portfolio turnover rates were 124% and 64%, respectively.

      During the fiscal years ended November 30, 1997 and 1996, the Quantitative Equity Fund's portfolio turnover rates were 74% and 44%, respectively.

      During the fiscal years ended November 30, 1997 and 1996, the Equity Index Fund's portfolio turnover rates were 4% and 12%, respectively.

      During the fiscal years ended November 30, 1997 and 1996, the Special Values Fund's portfolio turnover rates were 46% and 38%, respectively.

      During the fiscal years ended November 30, 1997 and 1996, the Emerging Markets Fund's portfolio turnover rates were 60% and 30%, respectively.

      During the fiscal years ended November 30, 1997 and 1996, the Balanced Fund's portfolio turnover rates were 143% and 99%, respectively.

      During the fiscal years ended November 30, 1997 and 1996, the Fixed Income Fund's portfolio turnover rates were 174% and 181%, respectively.

      During the fiscal years ended November 30, 1997 and 1996, the Short-Term Fixed Income Fund's portfolio turnover rates were 215% and 145%, respectively.

      During the fiscal years ended November 30, 1997 and 1996, the Georgia Municipal Bond Fund's portfolio turnover rates were 25% and 14%, respectively.

      During the fiscal years ended November 30, 1997 and 1996, the North Carolina Municipal Bond Fund's portfolio turnover rates were 17% and 7%, respectively.

      During the fiscal years ended November 30, 1997 and 1996, the South Carolina Municipal Bond Fund's portfolio turnover rates were 12% and 20%, respectively.

Investment Limitations

      Selling Short and Buying On Margin

            The Equity Fund, Quantitative Equity Fund, Growth & Income Fund, Equity Index Fund, Special Values Fund, Emerging Markets Fund, and Balanced Fund will not sell any securities short or purchase any securities on margin, other than in connection with buying stock index futures contracts, put options on stock index futures, put options on financial futures and portfolio securities, and writing covered call options, but may obtain such short-term credits as are necessary for the clearance of purchases and sales of portfolio securities.

            The Short-Term Fixed Income Fund will not sell any securities short or purchase any securities on margin, other than in connection with put options on financial futures, put options on portfolio securities, and writing covered call options, but may obtain such short-term credits as may be necessary for clearance of purchases and sales of securities.

            The Fixed Income Fund, Intermediate Fixed Income Fund, Georgia Municipal Bond Fund, North Carolina Municipal Bond Fund, South Carolina Municipal Bond Fund, and Virginia Municipal Bond Fund will not sell any securities short or purchase any securities on margin but may obtain such short-term credits as may be necessary for clearance of purchases and sales of securities.

            The deposit or payment by a Fund of initial or variation margin in connection with financial futures contracts or related options transactions is not considered the purchase of a security on margin.

      Issuing Senior Securities and Borrowing Money

            The Equity Fund and Special Values Fund will not issue senior securities, except that it may borrow money directly or through reverse repurchase agreements in amounts up to one-third of the value of its net assets, including the amounts borrowed.

            The Growth & Income Fund, Quantitative Equity Fund and Emerging Markets Fund will not issue senior securities, except that a Fund may borrow money directly or through reverse repurchase agreements in amounts up to one-third of the value of its total assets, including the amounts borrowed.

            The Equity Index Fund, Balanced Fund, Fixed Income Fund, Intermediate Fixed Income Fund and Short-Term Fixed Income Fund will not issue senior securities, except as permitted by its investment objective and policies, and except that a Fund may borrow money and engage in reverse repurchase agreements in amounts up to one-third of the value of its total assets, including the amounts borrowed.

            The Georgia Municipal Bond Fund, North Carolina Municipal Bond Fund, South Carolina Municipal Bond Fund, and Virginia Municipal Bond Fund will not issue senior securities, except that a Fund may borrow money in amounts up to one-third of the value of its total assets, including the amounts borrowed.

            The Funds (except for the Growth & Income Fund, the Intermediate Fixed Income Fund and the Virginia Municipal Bond Fund) will not borrow money or engage in reverse repurchase agreements for investment leverage, but rather as a temporary, extraordinary, or emergency measure to facilitate management of the portfolio by enabling a Fund to meet redemption requests when the liquidation of portfolio securities is deemed to be inconvenient or disadvantageous. A Fund will not purchase any securities while borrowings in excess of 5% of the value of its total assets are outstanding.

      Pledging Assets

            The Equity Fund, Growth & Income Fund, Quantitative Equity Fund, and Special Values Fund will not mortgage, pledge, or hypothecate any assets except to secure permitted borrowings. In those cases, the Fund may mortgage, pledge, or hypothecate assets to secure such borrowings having a market value not exceeding the lesser of the dollar amounts borrowed or 15% of the value of total assets at the time of the borrowing. For purposes of this limitation, the following are not deemed to be pledges: margin deposits for the purchase and sale of futures contracts and related options, and segregation or collateral arrangements made in connection with options activities or the purchase of securities on a when-issued basis.

            The Equity Index Fund, Balanced Fund, Fixed Income Fund, Intermediate Fixed Income Fund and Short-Term Fixed Income Fund will not mortgage, pledge, or hypothecate any assets except to secure permitted borrowings. In those cases, the Fund may mortgage, pledge or hypothecate assets to secure such borrowings having a market value not exceeding the lesser of the dollar amounts borrowed or 15% of the value of total assets at the time of the borrowing. For purposes of this limitation, the following are not deemed to be pledges: margin deposits for the purchase and sale of futures contracts and related options, and segregation or collateral arrangements made in connection with options activities or the purchase of securities on a when-issued basis.

            The Emerging Markets Fund will not mortgage, pledge, or hypothecate any assets except to secure permitted borrowings. For purposes of this limitation, the following will not be deemed to be pledges of the Fund's assets: (a) the deposit of assets in escrow in connection with the writing of covered put or call options and the purchase of securities on a when-issued basis; and (b) collateral arrangements with respect to (i) the purchase and sale of stock options (and options on stock indices) and (ii) initial or variation margin for futures contracts.

            The Georgia Municipal Bond Fund, North Carolina Municipal Bond Fund, South Carolina Municipal Bond Fund, and Virginia Municipal Bond Fund will not mortgage, pledge, or hypothecate any assets except to secure permitted borrowings. In those cases, South Carolina Municipal Bond Fund may mortgage, pledge, or hypothecate assets having a market value not exceeding 10% of the value of its total assets at the time of the pledge.

      Investing in Real Estate

            The Funds (except the Georgia Municipal Bond Fund, North Carolina Municipal Bond Fund, South Carolina Municipal Bond Fund, and Virginia Municipal Bond Fund) will not buy or sell real estate, including limited partnership interests, although a Fund may invest in the securities of companies whose business involves the purchase or sale of real estate or in securities which are secured by real estate or interests in real estate.

            The Georgia Municipal Bond Fund, North Carolina Municipal Bond Fund, South Carolina Municipal Bond Fund, and Virginia Municipal Bond Fund will not buy or sell real estate, although a Fund may invest in municipal bonds secured by real estate or interests in real estate.

      Investing in Commodities

            The Equity Fund, Quantitative Equity Fund, Growth & Income Fund, Equity Index Fund, Special Values Fund, and Emerging Markets Fund will not purchase or sell commodities, commodity contracts, or commodity futures contracts. However, a Fund may purchase put options on stock index futures, put options on financial futures, stock index futures contracts, and put options on portfolio securities, and may write covered call options.

            The Fixed Income Fund and the Intermediate Fixed Income Fund will not purchase or sell commodities, commodity contracts, or commodity futures contracts except to the extent that a Fund may engage in transactions involving futures contracts and related options.

            The Balanced Fund and Short-Term Fixed Income Fund will not purchase or sell commodities, commodity contracts, or commodity futures contracts except that a Fund may purchase and sell futures contracts and related options.

            The Georgia Municipal Bond Fund, North Carolina Municipal Bond Fund, South Carolina Municipal Bond Fund, and Virginia Municipal Bond Fund will not buy or sell commodities, commodity contracts, or commodities futures contracts.

      Underwriting

            The Equity Fund, Special Values Fund, Balanced Fund, Fixed Income Fund, Intermediate Fixed Income Fund and Short-Term Fixed Income Fund will not underwrite any issue of securities, except as it may be deemed to be an underwriter under the Securities Act of 1933 in connection with the sale of restricted securities which the Fund may purchase pursuant to its investment objective, policies, and limitations.

            The Quantitative Equity Fund, Growth & Income Fund, Equity Index Fund, Emerging Markets Fund, Georgia Municipal Bond Fund, North Carolina Municipal Bond Fund, South Carolina Municipal Bond Fund, and Virginia Municipal Bond Fund will not underwrite any issue of securities, except as each Fund may be deemed to be an underwriter under the Securities Act of 1933 in connection with the sale of securities which the Fund may purchase pursuant to its investment objective, policies, and limitations.

      Diversification of Investments

            With respect to securities comprising 75% of the value of its total assets, the Funds (except Georgia Municipal Bond Fund, North Carolina Municipal Bond Fund, South Carolina Municipal Bond Fund, and Virginia Municipal Bond Fund) will not purchase securities issued by any one issuer (other than cash, cash items or securities issued or guaranteed by the government of the United States or its agencies or instrumentalities and repurchase agreements collateralized by such securities) if, as a result, more than 5% of the value of each Fund's total assets would be invested in the securities of that issuer. Also, a Fund will not acquire more than 10% of the outstanding voting securities of any one issuer.

      Concentration of Investments

            The Funds (except Emerging Markets Fund, Georgia Municipal Bond Fund, North Carolina Municipal Bond Fund, South Carolina Municipal Bond Fund and Virginia Municipal Bond Fund) will not invest 25% or more of the value of their total assets in any one industry, except that a Fund may invest 25% or more of the value of its total assets in securities issued or guaranteed by the U.S. government, its agencies or instrumentalities, and repurchase agreements collateralized by such securities.

            The Emerging Markets Fund will not invest 25% or more of the value of its total assets in any one industry. However, the Fund may invest 25% or more of the value of its assets in cash or cash items, securities issued or guaranteed by the U.S. government, its agencies or instrumentalities, or instruments secured by these money market instruments, such as repurchase agreements.

            The Georgia Municipal Bond Fund, North Carolina Municipal Bond Fund, and Virginia Municipal Bond Fund will not purchase securities if, as a result of such purchase, 25% or more of the value of its total assets would be invested in industrial development bonds or other securities, the interest upon which is paid from revenues of similar type projects. A Fund may invest 25% or more of the value of its total assets in cash, cash items, or securities issued or guaranteed by the government of the United States or its agencies, or instrumentalities and repurchase agreement collateralized by such U.S. government securities.

            The South Carolina Municipal Bond Fund will not purchase securities if, as a result of such purchase, 25% or more of the value of its total assets would be invested in any one industry, or in industrial development bonds or other securities, the interest upon which is paid from revenues of similar types of projects . The Fund may invest as temporary investments more than 25% of the value of its assets in cash or cash items, securities issued or guaranteed by the U.S. government, its agencies, or instrumentalities, or instruments secured by these money market instruments, such as repurchase agreements.

      Lending Cash or Securities

            The Equity Fund, Growth & Income Fund and Special Values Fund will not lend any of their assets except portfolio securities, the market value of which do not exceed one-third of the value of a Fund's total assets.

            The Quantitative Equity Fund and Emerging Markets Fund will not lend any of their assets except portfolio securities.

            This shall not prevent the above Funds from purchasing or holding U.S. government obligations, money market instruments, demand master notes, bonds, debentures, notes, certificates of indebtedness, or other debt securities, entering into repurchase agreements, or engaging in other transactions where permitted by each Fund's investment objective, policies, and limitations.

            The Equity Index Fund will not lend any of its assets except portfolio securities, the market value of which does not exceed one-third of the value of the Fund's total assets. This shall not prevent the purchase or holding of corporate or government bonds, debentures, notes, certificates of indebtedness or other debt securities of an issuer, repurchase agreements, or engaging in other transactions where permitted by the Fund's investment objective, policies and limitations.

            The Balanced Fund, Fixed Income Fund, Intermediate Fixed Income Fund and Short-Term Fixed Income Fund will not lend any of their assets, except portfolio securities up to one-third of the value of their total assets. This shall not prevent a Fund from purchasing or holding U.S. government obligations, money market instruments, variable rate demand notes, bonds, debentures, notes, certificates of indebtedness, or other debt securities, entering into repurchase agreements, or engaging in other transactions where permitted by the Funds' investment objectives, policies, and limitations.

            The Georgia Municipal Bond Fund, North Carolina Municipal Bond Fund, and Virginia Municipal Bond Fund will not lend any assets except portfolio securities. The Funds may, however, acquire publicly or non-publicly issued municipal bonds or temporary investments or enter into repurchase agreements in accordance with each Fund's investment objective, policies, limitations and the Trust's Declaration of Trust.

            The South Carolina Municipal Bond Fund will not lend any of its assets except portfolio securities up to one-third of the value of its total assets. The Fund may, however, acquire publicly or non-publicly issued municipal bonds or temporary investments or enter into repurchase agreements in accordance with its investment objective, policies, and limitations or the Trust's Declaration of Trust.

      Investing in Restricted Securities

            The South Carolina Municipal Bond Fund will not invest more than 10% of the value of its net assets in securities subject to restrictions on resale under the Securities Act of 1933.

      Dealing in Puts and Calls

            The South Carolina Municipal Bond Fund will not buy or sell puts, calls, straddles, spreads, or any combination of these.

      The above investment limitations cannot be changed without shareholder approval. The following limitations, however, may be changed by the Trustees without shareholder approval. Shareholders will be notified before any material change in these limitations becomes effective.

      Investing in Securities of Other Investment Companies

            The Funds will limit their investment in other investment companies to not more than 3% of the total outstanding voting stock of any investment company, will invest no more than 5% of their total assets in any one investment company, and will invest no more than 10% of their total assets in investment companies in general, unless, they are permitted to exceed these limitations by action of the SEC. The Funds will purchase securities of closed-end investment companies only in open market transactions involving only customary brokers' commissions. However, these limitations are not applicable if the securities are acquired in a merger, consolidation, reorganization, or acquisition of assets. It should be noted that investment companies incur certain expenses such as custodian and transfer agency fees, and therefore, any investment by a Fund in shares of another investment company would be subject to such duplicate expenses. The Funds will invest in other investment companies primarily for the purpose of investing their short-term cash on a temporary basis.

            However, the Equity Index Fund may invest in Standard & Poor's Depository Receipts (SPDRs), which represent interests in the portfolio of securities held by a unit investment trust, a type of investment company. SPDRs trade like shares of common stock on the American Stock Exchange and are intended to provide investment results that generally correspond to the price and yield performance of the S&P 500 Index. The Fund's purchase of SPDRs are subject to the 3%, 5% and 10% limitations described above and secondary market purchases and sales are subject to ordinary brokerage commissions.

            The Funds have a present intention of investing no more than 5% of their total assets in investment companies during the current fiscal year.

      Investing in Restricted Securities

            The Funds will not invest more than 10% of their total assets in securities subject to restrictions on resale under the Securities Act of 1933, except for certain restricted securities which meet the criteria for liquidity as established by the Trustees.

      Investing in Illiquid Securities

            The Funds will not invest more than 15% of their net assets in securities which are illiquid, including repurchase agreements providing for settlement in more than seven days after notice, over-the-counter options, non-negotiable time deposits with maturities over seven days, and certain securities not determined under guidelines established by the Trustees to be liquid.

      Investing in Put Options

            The Funds (except Georgia Municipal Bond Fund, North Carolina Municipal Bond Fund, South Carolina Municipal Bond Fund, and Virginia Municipal Bond Fund) will not purchase put options on securities, other than put options on stock indices, unless the securities are held in a Fund's portfolio and not more than 5% of the value of the Fund's total assets would be invested in premiums on open put option positions.

            The Georgia Municipal Bond Fund, North Carolina Municipal Bond Fund, South Carolina Municipal Bond Fund, and Virginia Municipal Bond Fund will not buy or sell puts, calls, straddles, spreads, or any combination of these.

      Writing Covered Call Options

            The Funds will not write call options on securities unless the securities are held in a Fund's portfolio or unless a Fund is entitled to them in deliverable form without further payment or after segregating cash in the amount of any further payment.

      Investing in Warrants

            The Funds will not invest more than 5% of their net assets in warrants. No more than 2% of a Fund's net assets, to be included within the overall 5% limit on investments in warrants, may be warrants which are not listed on the New York Stock Exchange or the American Stock Exchange.

      Purchasing Securities to Exercise Control

            The Funds will not purchase securities of a company for purposes of exercising control or management.

      Arbitrage Transactions

            The Funds will not enter into transactions for the purpose of engaging in arbitrage.

      Except with respect to borrowing money, if a percentage limitation is adhered to at the time of investment, a later increase or decrease in percentage resulting from any change in value or net assets will not result in a violation of such restriction.

      For purposes of its policies and limitations, the Funds consider certificates of deposit and demand and time deposits issued by a U.S. branch of a domestic bank or savings association, having capital, surplus, and undivided profits in excess of $100,000,000 at the time of deposit, to be "cash items."

      The Funds did not borrow money in excess of 5% of the value of their total assets during the last fiscal year and has no present intent to do so in the coming fiscal year.

The Wachovia Funds and The Wachovia Municipal Funds Management

Officers and Trustees

      Officers and Trustees of the Trusts are listed with their principal occupations, birthdates, and present positions. Except as listed below, none of the Trustees or Officers are affiliated with Wachovia Bank, N.A., Federated Investors, Federated Securities Corp., Federated Services Company, or Federated Administrative Services.


James A. Hanley
4272 Sanctuary Way
Bonita Springs, FL
August 13, 1931

Trustee
Retired; Vice President and Treasurer, Abbott Laboratories (health care products) (until 1992).


Samuel E. Hudgins
715 Whitemore Court, N.W.
Atlanta, GA
March 4, 1929

Trustee
Independent Consultant; President, Percival Hudgins & Company, LLC (investment bankers/financial consultants) (until September 1997); Director, Atlantic American Corporation (insurance holding company).


J. Berkley Ingram, Jr.
114-L Reynolda Village
Winston-Salem, NC
April 17, 1924

Trustee
Real estate investor and partner; formerly, Vice Chairman, Massachusetts Mutual Life Insurance Company.


D. Dean Kaylor
2835 Greenbriar
Harbor Springs, MI
June 29, 1930

Trustee
Retired; Executive Vice President and Chief Financial Officer, NBD Bank, N.A. and NBD Bancorp, Inc. (bank and bank holding company) (until
1990).


Charles S. Way, Jr.*
211 King Street
Suite 300
Charleston, SC
December 18, 1937

Trustee
President and CEO, The Beach Company and its various affiliated companies and partnerships.

John W. McGonigle
Federated Investors Tower
Pittsburgh, PA
October 26, 1938

President and Treasurer
President and Chief Executive Officer, Federated Investors Management Company; Executive Vice President, Secretary, General Counsel, and Trustee, Federated Investors; Trustee, Federated Advisers, Federated Management, Federated Research, and Federated Services Company; and Director, Federated Securities Corp.


Charles L. Davis, Jr.
Federated Investors Tower
Pittsburgh, PA
March 23, 1960

Vice President and Assistant Treasurer
Vice President, Federated Services Company.


Peter J. Germain
Federated Investors Tower
Pittsburgh, PA
September 3, 1959

Secretary
Senior Vice President and Director of Proprietary Funds Services, Federated Services Company; formerly, Senior Corporate Counsel, Federated Services Company.



* This Trustee is deemed to be an "interested person" as defined in the Investment Company Act of 1940.

Fund Ownership

      Officers and Trustees own less than 1% of each Fund's outstanding shares.

      The following list indicates the beneficial ownership of shareholders who are the beneficial owners of more than 5% of the outstanding shares of the following Funds as of February 13, 1998:

Balanced Fund: Wachovia Bank, N.A., Winston-Salem, NC, on behalf of certain underlying accounts, was owner of record of 1,272,100 Class A Shares (25.12%). Wachovia Bank, N.A., Winston-Salem, NC, on behalf of certain underlying accounts, was owner of record of 9,490,694 Class Y Shares (39.90%).

Equity Fund: Wachovia Bank, N.A., Winston-Salem, NC, on behalf of certain underlying accounts, was owner of record of 482,220 Class A Shares (15.76%); and Wachovia Securities, Inc., Winston-Salem, NC, on behalf of certain underlying accounts, was owner of record of 155,476 Class A Shares (5.08%). Wachovia Bank, N.A., Winston-Salem, NC, on behalf of certain underlying accounts, was owner of record of 4,896,867 Class Y Shares (39.49%).

Fixed Income Fund: Wachovia Bank, N.A., Winston-Salem, NC, on behalf of certain underlying accounts, was owner of record of 375,322 Class A Shares (30.23%); Wachovia Securities, Inc., Winston-Salem, NC, on behalf of certain underlying accounts, was owner of record of 115,924 Class A Shares (9.34%); and Delaware Management Trust, Dalton, GA, on behalf of certain underlying accounts, was owner of record of 70,102 Class A Shares (5.65%). Wachovia Securities, Inc., Winston-Salem, NC, on behalf of certain underlying accounts, was owner of record of 14,947 Class B Shares (71.68%). Wachovia Bank, N.A., Winston-Salem, NC, on behalf of certain underlying accounts, was owner of record of 3,981,522 Class Y Shares (20.25%).

Equity Index Fund: Wachovia Bank, N.A., Winston-Salem, NC, on behalf of certain underlying accounts, was owner of record of 1,145,063 Class A Shares (34.56%). Wachovia Bank, N.A., Winston-Salem, NC, on behalf of certain underlying accounts, was owner of record of 9,184,818 Class Y Shares (69.96%).

Short-Term Fixed Income Fund: Wachovia Bank, N.A., Winston-Salem, NC, on behalf of certain underlying accounts, was owner of record of 793,160 Class A Shares (73.09%). Wachovia Bank, N.A., Winston-Salem, NC, on behalf of certain underlying accounts, was owner of record of 7,200,825 Class Y Shares (72.77%).

Special Values Funds: Wachovia Bank, N.A., Winston-Salem, NC, on behalf of certain underlying accounts, was owner of record of 237,541 Class A Shares (8.12%); and Morgan Stanley Trust Company, Brooklyn, NY, on behalf of certain underlying accounts, owner of record of 217,234 Class A Shares (7.42%). Wachovia Bank, N.A., Winston-Salem, NC, on behalf of certain underlying accounts, was owner of record of 2,363,219 Class Y Shares (46.47%).

Quantitative Equity Fund: Wachovia Bank, N.A., Winston-Salem, NC, on behalf of certain underlying accounts, was owner of record of 334,689 Class A Shares (14.49%). Wachovia Bank, N.A., Winston-Salem, NC, on behalf of certain underlying accounts, was owner of record of 6,683,256 Class Y Shares (61.28%).

Emerging Markets Fund: Wachovia Bank, N.A., Winston-Salem, NC, on behalf of certain underlying accounts, was owner of record of 3,684,324 Class Y Shares (25.84%).

Georgia Municipal Bond Fund: Wachovia Bank, N.A., Winston-Salem, NC, on behalf of certain underlying accounts, was owner of record of 419,058 Class Y Shares (35.16%).

North Carolina Municipal Bond Fund: Wachovia Securities, Inc., Winston-Salem, NC, on behalf of certain underlying accounts, was owner of record of 54,950 Class A Shares (5.91%). Wachovia Bank, N.A., Winston-Salem, NC, on behalf of certain underlying accounts, was owner of record of 234,962 Class Y Shares (5.75%).

Trustees Compensation
NAME AND                                    TOTAL COMPENSATION PAID
POSITION WITH THE                           TO THE TRUSTEES FROM THE TRUSTS
TRUST                                       AND FUND COMPLEX*+#
-------------------------------------------------------------------------------
James A. Hanley,                            $28,800
Trustee
Samuel E. Hudgins,                          $28,800
Trustee
J. Berkley Ingram, Jr.,                     $24,000
Trustee
D. Dean Kaylor,                             $24,000
Trustee
Charles S. Way, Jr.,                        $24,000
Trustee
-------------------------------------------------------------------------------

      *Information is furnished for the fiscal year ended November 30, 1997.

      +The total compensation is paid by The Wachovia Funds, which, at November 30, 1997, was comprised of twelve portfolios and The Wachovia Municipal Funds, which was comprised of three portfolios.

      #The Fund Complex was, at November 30, 1997, comprised of 15 portfolios.

Trustee Liability

      The Trust's Declaration of Trust provides that the Trustees are not liable for errors of judgment or mistakes of fact or law. However, they are not protected against any liability to which they would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of their office.

Investment Advisory Services
Adviser to the Funds

      Investment decisions for The Wachovia Funds and The Wachovia Municipal Funds are made by Wachovia Asset Management, a business unit of Wachovia Bank, N.A. (the "Adviser").

      Twin Capital Management, Inc. ("Twin Capital") serves as the sub-adviser to the Quantitative Equity Fund under the terms of an investment sub-advisory agreement between the Adviser and Twin Capital. Twin Capital, incorporated as a Pennsylvania corporation in 1989, is a registered investment adviser under the Investment Advisers Act of 1940.

      The Adviser shall not be liable to the Trust, a Fund or any shareholder of the Funds for any losses that may be sustained in the purchase, holding, or sale of any security, or for anything done or omitted by it, except acts or omissions involving willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties imposed upon it by its contracts with the Trusts.

      Because of the internal controls maintained by Wachovia Bank to restrict the flow of non-public information, Fund investments are typically made without any knowledge of Wachovia Bank's or its affiliates' lending relationships with an issuer.

Advisory and Sub-Advisory Fees

      For its advisory services, the Adviser receives an annual investment advisory fee as described in the prospectuses. The following shows all investment advisory fees incurred by the Funds and the amounts of those fees that were voluntarily waived. Twin Capital receives an annual sub-advisory fee, payable solely by the Adviser, as described in the prospectuses.

                 Year      Amount    Year Ended Amount   Year Ended Amount
                 Ended     Waived-199Nov. 30,   Waived-19Nov. 30,   Waived-1995
                 Nov. 30,            1996                1995
Fund Name        1997


Equity Fund      $1,230,414$119,625  $1,003,098 $107,888 $754,597   $76,995

Quantitative     $1,345,445$146,406  $984,868   $100,131 $728,298   $89,503
Equity Fund

Equity Index     $808,170  $61,816   $616,302   $88,233  $545,415   $97,171
Fund

Special Value    $766,650  $15,052   $324,764   $76,655  $160,840   $59,075
Fund

Emerging         $1,604,745$0                   $1,057   $371,458** $60,903
Markets Fund                         $1,006,829

Balanced Fund    $1,986,263$446,571  $1,588,214          $1,394,516 $316,346
                                                $352,189

Fixed Income     $1,123,245$205,339  $1,047,666 $177,507  $957,389  $159,425
Fund

Short-Term       $632,994  $224,696  $649,181   $211,508  $768,294  $220,989
Fixed Income
Fund

Georgia          $113,578  $113,578  $ 84,212   $78,762   $49,436** $40,609
Municipal Bond
Fund

North Carolina   $365,397  $208,414  $210,288            $77,710**  $63,053
Municipal Bond                                  $176,041
Fund

South Carolina   $767,628  $489,271   $743,153  $500,413 $639,686   $469,407
Municipal Bond
Fund

**Represents the period from December 26, 1994 (date of initial public investment) to November 30, 1995.

Brokerage Transactions

      When selecting brokers and dealers to handle the purchase and sale of portfolio instruments, the Adviser looks for prompt execution of the order at a favorable price. In working with dealers, the Adviser will generally use those who are recognized dealers in specific portfolio instruments, except when a better price and execution of the order can be obtained elsewhere. The Adviser makes decisions on portfolio transactions and selects brokers and dealers subject to guidelines established by the Trustees. The Adviser may select brokers and dealers who offer brokerage and research services. These services may be furnished directly to a Fund or to the Adviser and may include: advice as to the advisability of investing in securities; security analysis and economic reports; economic studies; industry studies; receipt of quotations for portfolio evaluations; and similar services. Research services provided by brokers and dealers may be used by the Adviser or its affiliates in advising a Fund and other accounts. To the extent that receipt of these services may supplant services for which the Adviser or its affiliates might otherwise have paid, it would tend to reduce its expenses. The Adviser and its affiliates exercise reasonable business judgment in selecting brokers who offer brokerage and research transactions. They determine in good faith that commissions charged by such persons are reasonable in relationship to the value of the brokerage and research services provided. For the fiscal years ended November 30, 1997, 1996, and 1995, the Equity Fund paid $197,705, $252,493, and $176,610, respectively, in commissions on brokerage transactions. For the fiscal years ended November 30, 1997, 1996, and 1995, the Quantitative Equity Fund paid $136,576, $165,434, and $98,771, respectively, in commissions on brokerage transactions. For the fiscal years ended November 30, 1997, 1996, and 1995, the Equity Index Fund paid $12,595, $15,333, and $28,337, respectively, in commissions on brokerage transactions. For the fiscal years ended November 30, 1997, 1996, and 1995, the Special Values Fund paid $206,032, $155,248, and $57,052, respectively, in commissions on brokerage transactions. For the fiscal year ended November 30, 1997, 1996 and 1995, the Emerging Markets Fund paid $846,113, $538,172, and $437,055, respectively, in commissions on brokerage transactions. For the fiscal years ended November 30, 1997, 1996, and 1995, the Balanced Fund paid $238,931, $269,729, and $140,316, respectively, in commissions on brokerage transactions. For the fiscal years ended November 30, 1997, 1996, and 1995, the Fixed Income Fund, Short-Term Fixed Income Fund, Georgia Municipal Bond Fund, North Carolina Municipal Bond Fund and South Carolina Municipal Bond Fund, paid no commissions on brokerage transactions.

      As of November 30, 1997, the Balanced Fund owned $13,734,485 of securities issued by Goldman Sachs Group, LP, one of its regular broker/dealers, which derives more than 15% of its gross revenues from securities-related activities.

      As of November 30, 1997, the Fixed Income Fund owned $4,264,553 of securities issued by Goldman Sachs Group, LP, one of its regular broker/dealers, which derive more than 15% of its gross revenues from securities-related activities.

      As of November 30, 1997, the Short-Term Fixed Income Fund owned $5,040,320 of securities issued by Merrill Lynch & Co., one of its regular broker/dealers, which derives more than 15% of its gross revenues from securities-related activities.

      Although investment decisions for the Funds are made independently from those of the other accounts managed by the Adviser, investments of the type the Funds may make may also be made by those other accounts. When a Fund and one or more other accounts managed by the Adviser are prepared to invest in, or desire to dispose of, the same security, available to investments or opportunities for sales will be allocated in a manner believed by the Adviser to be equitable to each. In some cases, this procedure may adversely affect the price paid or received by a Fund or the size of the position obtained or disposed of by a Fund. In other cases, however, it is believed that coordination and the ability to participate in volume transactions will be to the benefit of a participating Fund.

Other Services
Administration

      Federated Administrative Services ("FAS"), a subsidiary of Federated Investors, provides administrative personnel and services to the Funds for a fee as described in the prospectuses. The following shows all fees earned by FAS and the amounts of those fees that were voluntarily waived:

                 Year      Amount    Year Ended Amount   Year Ended Amount
Fund Name        Ended     Waived-199Nov. 30,   Waived-19Nov. 30,   Waived-1995
                 Nov. 30,            1996                1995
                 1997

Equity Fund      $147,147  $0        $124,288   $0       $96,714    $0

Quantitative     $160,933  $0        $121,949   $0       $93,391    $0
Equity Fund

Equity Index     $225,519  $0        $178,161   $0        $163,299  $0
Fund

Special Value    $80,170   $0        $35,122    $0       $75,000    $56,955
Fund

Emerging         $134,379  $0        $87,231    $0       $75,000**  $41,860
Markets Fund

Balanced Fund    $237,616  $0         $196,750  $0       $178,968   $46,191

Fixed Income     $156,900  $0        $151,450   $0       $143,274    $0
Fund

Short-Term       $96,093   $0        $102,429   $0       $125,580   $0
Fixed Income
Fund

Georgia          $12,683   $0        $9,732     $0       $50,000**  $44,142
Municipal Bond
Fund

North Carolina   $40,794   $0        $24,266    $0       $50,000**  $40,270
Municipal Bond
Fund

South Carolina   $85,740   $0        $86,019    $0       $76,587    $0
Municipal Bond
Fund


**Represents the period from December 26, 1994 (date of initial public investment) to November 30, 1995.

Custodian

      Wachovia Bank, N.A., Winston-Salem, North Carolina, is custodian (the "Custodian") for the securities and cash of the Funds. Under the Custodian Agreement, the Custodian holds the Funds' portfolio securities in safekeeping and keeps all necessary records and documents relating to its duties. For the services to be provided to the Trusts pursuant to the Custodian Agreement, the Trusts pay the Custodian an annual fee based upon the average daily net assets of the Funds and which is payable monthly. The Custodian will also charge transaction fees and out-of-pocket expenses.

Transfer Agent

      Federated Services Company, Pittsburgh, Pennsylvania a subsidiary of Federated Investors, is transfer agent (the "Transfer Agent") for the shares of the Funds, and dividend disbursing agent for the Funds. The Transfer Agent also provides certain accounting and recordkeeping services with respect to the Funds' portfolio investments.

Legal Services

      Legal services for the Funds are provided by Kirkpatrick & Lockhart LLP, Washington, D.C. Piper & Marbury L.L.P., Washington, D.C., serves as counsel to the independent Trustees.

Independent Auditors

      The independent auditors are Ernst & Young LLP, Pittsburgh, Pennsylvania.

Distribution Plan (Class B Shares Only) and Shareholder Services Plan (Class A Shares and Class B Shares Only)

      These arrangements permit the payment of fees to financial institutions, the distributor, and Federated Shareholder Services Company, to stimulate distribution activities and to cause services to be provided to shareholders by a representative who has knowledge of the shareholders' particular circumstances and goals. These activities and services may include, but are not limited to: marketing efforts; providing office space, equipment, telephone facilities, and various clerical, supervisory, computer, and other personnel as necessary or beneficial to establish and maintain shareholder accounts and records; processing purchase and redemption transactions and automatic investments of client account cash balances; answering routine client inquiries; and assisting clients in changing dividend options, account designations, and addresses.

      By adopting Distribution Plans, the Trustees expect that the Funds will be able to achieve a more predictable flow of cash for investment purposes and to meet redemptions. This will facilitate more efficient portfolio management and assist each Fund in pursuing its investment objective. By identifying potential investors whose needs are served by a Fund's objectives, and properly servicing these accounts, it may be possible to curb sharp fluctuations in rates of redemptions and sales.

      Other benefits, which may be realized under either arrangement, may include: (1) providing personal services to shareholders; (2) investing shareholder assets with a minimum of delay and administrative detail; (3) enhancing shareholder recordkeeping systems; and (4) responding promptly to shareholders' requests and inquiries concerning their accounts.

      For the fiscal year ended November 30, 1997, payments in the amount of $16,418 were made pursuant to the Plan on behalf of Equity Fund Class B Shares. In addition, for the fiscal year the Equity Fund Class A Shares paid shareholder service fees in the amount of $62,655, and Class B Shares paid $5,473.

      For the fiscal year ended November 30, 1997, payments in the amount of $25,574 were made pursuant to the Plan on behalf of Quantitative Equity Fund. In addition, for the fiscal year the Quantitative Equity Fund Class A Shares paid shareholder service fees in the amount of $54,409, and Class B Shares paid $8,525.

      For the fiscal year ended November 30, 1997, the Equity Index Fund Class A Shares paid shareholder service fees in the amount of $67,684.

      For the fiscal year ended November 30, 1997, the Special Values Fund Class A Shares paid shareholder service fees in the amount of $44,077.

      For the fiscal year ended November 30, 1997, the Emerging Markets Fund Class A Shares paid shareholder service fees in the amount of $17,112.

      For the fiscal year ended November 30, 1997, payments in the amount of $28,954 were made pursuant to the Plan on behalf of Balanced Fund. In addition, for the fiscal year the Balanced Fund Class A Shares paid shareholder service fees in the amount of $66,011, and Class B Shares paid $9,652.

      For the fiscal year ended November 30, 1997, payments in the amount of $919 were made pursuant to the Plan on behalf of Fixed Income Fund. In addition, for the fiscal year the Fixed Income Fund Class A Shares paid shareholder service fees in the amount of $13,137, and Class B Shares paid $306.

      For the fiscal year ended November 30, 1997, the Short-Term Fixed Income Fund Class A Shares paid shareholder service fees in the amount of $6,504.

      For the fiscal year ended November 30, 1997, Georgia Municipal Bond Fund Class A Shares paid shareholder service fees in the amount of $15,543.

      For the fiscal year ended November 30, 1997, North Carolina Municipal Bond Fund Class A Shares paid shareholder service fees in the amount of $27,427.

      For the fiscal year ended November 30, 1997, South Carolina Municipal Bond Fund Class A Shares paid shareholder service fees in the amount of $144,641.

      The Class A Shares of the Growth & Income Fund, the Intermediate Fixed Income Fund and the Virginia Municipal Bond Fund were not offered during the fiscal year ending November 30, 1997.

Purchasing Fund Shares

      Shares of a Fund are sold at net asset value plus an applicable sales charge on days on which Wachovia Bank, the New York Stock Exchange and the Federal Reserve Wire System are open for business.

Conversion to Federal Funds

      It is each Fund's policy to be as fully invested as possible so that maximum interest may be earned. To this end, all payments from shareholders must be in federal funds or be converted into federal funds. Wachovia Bank acts as the shareholders' agent in depositing checks and converting them to federal funds.

Exchanging Securities for Fund Shares

      A Fund may accept securities in exchange for Fund shares. A Fund will allow such exchanges only upon the prior approval of the Fund and a determination by the Fund and the Adviser that the securities to be exchanged are acceptable.

      Any securities exchanged must meet the investment objective and policies of a Fund, must have a readily ascertainable market value, must be liquid, and must not be subject to restrictions on resale. The market value of any securities exchanged in any initial investment, plus any cash, must be at least equal to the minimum investment in the Fund.

      Securities accepted by a Fund will be valued in the same manner as the Fund values its assets. The basis of the exchange will depend on the net asset value of Fund shares on the day the securities are valued. One share of the Fund will be issued for each equivalent amount of securities accepted.

      Any interest earned on the securities prior to the exchange will be considered in valuing the securities. All interest, dividends, subscription or other rights attached to the securities become the property of the Fund, along with the securities.

      If an exchange is permitted, it will be treated as a sale for federal income tax purposes. Depending upon the cost basis of the securities exchanged for Fund shares, a gain or loss may be realized by the investor.

Determining Net Asset Value

      Net asset value generally changes each day. The days on which net asset value is calculated by a Fund are described in the prospectuses.

      Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, are recorded as soon as a Fund is informed of the ex-dividend date.

Determining Market Value of Securities

      The market values of a Fund's portfolio securities are determined as follows:

     o for equity securities, according to the last sale price on a national securities exchange, if available;

     o in the absence of recorded sales for listed equity securities, according to the mean between the last closing bid and asked prices;

     o    for unlisted equity securities, the latest bid prices;

     o for bonds and other fixed income securities, as determined by an independent pricing service;

     o for short-term obligations, according to the mean between bid and asked prices as furnished by an independent pricing service; or

     o for all other securities, at fair value as determined in good faith by the Trustees.

      Prices provided by independent pricing services may be determined without relying exclusively on quoted prices and may reflect: institutional trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data.

      The Fund will value futures contracts, options and put options on financial futures at their market values established by the exchanges at the close of option trading on such exchanges, unless the Trustees determine in good faith that another method of valuing option positions is necessary.

Redeeming Fund Shares

      A Fund redeems shares at the next computed net asset value after the Fund receives the redemption request. Redemption procedures are explained in the prospectuses under "Redeeming Shares."

Redemption in Kind

      Although each Fund intends to redeem shares in cash, it reserves the right under certain circumstances to pay the redemption price in whole or in part by a distribution of securities from the Fund's portfolio. To the extent available, such securities will be readily marketable.

      Redemption in kind will be made in conformity with applicable SEC rules, taking such securities at the same value employed in determining net asset value and selecting the securities in a manner the Trustees determine to be fair and equitable.

      Redemption in kind is not as liquid as a cash redemption. If redemption is made in kind, shareholders receiving their securities and selling them before their maturity could receive less than the redemption value of their securities and could incur transaction costs.

      The Trusts have elected to be governed by Rule 18f-1 under the 1940 Act which obligates a Fund to redeem shares for any one shareholder in cash only up to the lesser of $250,000 or 1% of the Fund's net asset value during any 90-day period.

Massachusetts Business Trusts

      Under certain circumstances, shareholders may be held personally liable under Massachusetts law for acts or obligations of the Trusts. To protect shareholders, the Trusts have filed legal documents with Massachusetts that expressly disclaim the liability of shareholders for such acts or obligations of the Trusts. These documents require notice of this disclaimer to be given in each agreement, obligation, or instrument the Trusts or the Trustees enter into or sign on behalf of a Fund.

      In the unlikely event a shareholder is held personally liable for a Trust's obligations on behalf of a Fund, the Trust is required by its Declaration of Trust to use the property of the Fund to protect or compensate the shareholder. On request, a Trust will defend any claim made and pay any judgment against a shareholder of a Fund for any act or obligation of the Trust on behalf of the Fund. Therefore, financial loss resulting from liability as a shareholder of a Fund will occur only if the Trust cannot meet its obligations to indemnify shareholders and pay judgments against them from the assets of the Fund.

Tax Status

The Funds' Tax Status

      Each Fund expects to pay no federal income tax because it intends to meet the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to receive the special tax treatment afforded to such companies. To qualify for this treatment, each Fund must, among other requirements:

          o derive at least 90% of its gross income from dividends, interest, and gains from the sale of securities;

            o     invest in securities within certain statutory limits; and

          o distribute to its shareholders at least 90% of its net income earned during the year.

      Federal income tax law requires the holder of a zero coupon convertible security to recognize income with respect to the security prior to the receipt of cash payments. To maintain its qualification as a regulated investment company and to avoid liability of federal income taxes, a Fund will be required to distribute income accrued with respect to zero coupon convertible securities which it owns, and may have to sell portfolio securities (perhaps at disadvantageous times) in order to generate cash to satisfy these distribution requirements.

Shareholders' Tax Status

      Shareholders of the Equity Fund, Quantitative Equity Fund, Growth & Income Fund, Equity Index Fund, Special Values Fund, Emerging Markets Fund, Balanced Fund, Fixed Income Fund, Intermediate Fixed Income Fund and Short-Term Fixed Income Fund are subject to federal income tax on dividends received as cash or additional shares. The dividends received deduction for corporations will apply to ordinary income distributions to the extent the distribution represents amounts that would qualify for the dividends received deduction to a Fund if the Fund were a regular corporation, and to the extent designated by the Fund as so qualifying. These dividends, and any short-term capital gains, are taxable as ordinary income.

      No portion of any income dividend income paid by the Georgia Municipal Bond Fund, North Carolina Municipal Bond Fund, South Carolina Municipal Bond Fund, and Virginia Municipal Bond Fund is eligible for the dividends received deductions available to corporations.

Capital Gains

      Long-term capital gains distributed to shareholders will be treated as long-term capital gains regardless of how long shareholders have held the shares.

      Capital gains or losses may be realized by the Georgia Municipal Bond Fund, North Carolina Municipal Bond Fund, South Carolina Municipal Bond Fund, and Virginia Municipal Bond Fund on the sale of portfolio securities and as a result of discounts from par value on securities held to maturity. Sales would generally be made because of:

            o     the availability of higher relative yields;

            o     differentials in market values;

            o     new investment opportunities;

            o     changes in creditworthiness of an issuer; or

            o     an attempt to preserve gains or limit losses.

      Distribution of long-term capital gains are taxed as such, whether they are taken in cash or reinvested, and regardless of the length of time the shareholder has owned the shares.

Total Return

      The average annual total return is the average compounded rate of return for a given period that would equate a $1,000 initial investment to the ending redeemable value of that investment. The ending redeemable value is computed by multiplying the number of shares owned at the end of the period by the net asset value per share at the end of the period. The number of shares owned at the end of the period is based on the number of shares purchased at the beginning of the period with $1,000, less any applicable sales load, adjusted over the period by any additional shares, assuming the reinvestment of all dividends and distributions.

      Cumulative total return reflects a Fund's total performance over a specific period of time. This total return assumes and is reduced by the payment of the maximum sales charge. The Funds' cumulative total returns are representative of investment activity since a Fund's effective date.

Fund Name     Class A      Class A      Class A
              Shares       Shares       Shares
              Average      Average      Average
              Annual       Annual       Annual
              Total Return Total Return Total Return
              1-year       5-Year       Since
              Period*      Period*      Inception**
-----------------------------------------------------

Equity Fund   14.79%       --%          16.18%+
Quantitative  23.55%       --%          21.74%#
   Equity
Fund
Equity Index  21.84%       --%          19.37%+
   Fund
Special       27.08%       --%          19.46%+
Values
   Fund
Emerging      (8.14)%      --%          2.50%##
Markets
   Fund
Balanced Fund 9.96%        --%          12.62%+
Fixed Income  1.39%        --%          4.74%+
Fund
Short-Term    2.48%        --%          4.24%+
Fixed
Income Fund
Georgia       0.65%        --%          6.52%##
Municipal
Bond Fund
North         0.61%        --%          6.72%##
Carolina
Municipal
Bond Fund
South         1.25%        5.87%        6.73%###
Carolina
Municipal
Bond Fund

* For the fiscal year ended November 30, 1997 ** Start of performance + May 7, 1993 through November 30, 1997 ++ July 23, 1996 through November 30, 1997 # March 25, 1994 through November 30, 1997 ## December 23, 1994 through November 30, 1997 ### January 11, 1991 through November 30, 1997

Fund Name     Class B      Class B      Class Y      Class Y
              Shares       Shares       Shares       Shares
              Average      Average      Average      Average
              Annual       Annual       Annual       Annual
              Total Return Total Return Total Return Total Return
              1-year       Since        1-year       Since
              Period*      Inception    Period*      Inception
------------------------------------------------------------------

Equity Fund   13.52%       26.54%++     20.44%       30.86%++
Quantitative  23.05%       34.61%++     29.60%       38.66%++
   Equity
Fund
Equity Index  N/A          N/A          27.91%       37.28%++
   Fund
Special       N/A          N/A          33.29%       37.02%++
Values
   Fund
Emerging      N/A          N/A          (3.64)%      (4.20)%++
Markets
   Fund
Balanced Fund 8.49%        18.63%++     15.37%       22.94%++
Fixed Income  (0.03)%      5.15%        6.38%        9.34%
       Fund
Short-Term    N/A          N/A          5.33%        6.19%++
Fixed
Income Fund
Georgia       N/A          N/A          5.63%        7.40%++
Municipal
Bond Fund
North         N/A          N/A          5.57%        7.54%++
Carolina
Municipal
Bond Fund
South         N/A          N/A          6.23%        8.27%++
Carolina
Municipal
Bond Fund

* For the fiscal year ended November 30, 1997 ** Start of performance + May 7, 1993 through November 30, 1997 ++ July 23, 1996 through November 30, 1997 # March 25, 1994 through November 30, 1997 ## December 23, 1994 through November 30, 1997 ### January 11, 1991 through November 30, 1997

Yield

      The yield for a Fund is determined each day by dividing the net investment income per share (as defined by the SEC) earned by the Fund over a thirty-day period by the maximum offering price per share of the Fund on the last day of the period. This value is then annualized using semi-annual compounding. This means that the amount of income generated during the thirty-day period is assumed to be generated each month over a 12-month period and is reinvested every six months. The yield does not necessarily reflect income actually earned by a Fund because of certain adjustments required by the SEC and, therefore, may not correlate to the dividends or other distributions paid to shareholders.

      To the extent that financial institutions and broker/dealers charge fees in connection with services provided in conjunction with an investment in a Fund, the performance will be reduced for those shareholders paying those fees.

      The Funds' yields for the thirty-day period ended November 30, 1997, were as follows:
       Fund Name          Class A Shares       Class B Shares     Class Y Shares
  ------------------------------------------------------------------------------

       Equity Fund        0.99%                0.30%                 1.28%
       Quantitative       1.03%                0.35%                 1.32%
       Equity Fund
       Equity Index Fund  1.11%                --%                   1.41%
       Special Values     0.50%                --%                   0.77%
       Fund
       Emerging Markets   --%                  --%                   --%
       Fund
       Balanced Fund      2.81%                2.20%                 3.06%
       Fixed Income Fund  5.13%                4.62%                 5.63%
       Short-Term Fixed   4.89%                --%                   5.27%
       Income Fund
       Georgia Municipal  3.44%                --%                   3.85%
       Bond Fund
       North Carolina     3.49%                --%                   3.91%
       Municipal Bond
       Fund
       South Carolina     3.95%                --%                   4.39%
       Municipal Bond
       Fund

Tax-Equivalent Yield

      The tax-equivalent yield of a Fund is calculated similarly to the yield, but is adjusted to reflect the taxable yield that the Fund would have had to earn to equal its actual yield, assuming that income is 100% tax-exempt.

      The Funds may also use a tax-equivalency table in advertising and sales literature. The interest earned by the municipal bonds in a Fund's portfolio generally remain free from federal regular income tax,* and is often free from state and local taxes as well. As the tables below indicate, a "tax-free" investment is an attractive choice for investors, particularly in times of narrow spreads between tax-free and taxable yields.

      Georgia Municipal Bond Fund Class A Shares' tax-equivalent yield for the thirty-day period ended November 30, 1997 was 4.99%, assuming a 31% tax bracket.

      Georgia Municipal Bond Fund Class Y Shares' tax-equivalent yield for the thirty-day period ended November 30, 1997 was 5.58%, assuming a 31% tax bracket.

-------------------------------------------------------------------------------
                      TAXABLE YIELD EQUIVALENT FOR 1998
                               STATE OF GEORGIA
-------------------------------------------------------------------------------

TAX BRACKET:

FEDERAL COMBINED         15.00%      28.00%     31.00%      36.00%      39.60%
COMBINED FEDERAL         21.00%      34.00%     37.00%      42.00%      45.60%
AND STATE
-------------------------------------------------------------------------------

JOINT RETURN                $1-    $40,101-   $96,901-   $147,701-        OVER
                         40,100      96,900    147,700     263,750    $263,750
SINGLE RETURN               $1-    $24,001-   $58,151-   $121,301-        OVER
                         24,000      58,150    121,300     263,750    $263,750
-------------------------------------------------------------------------------

Tax-Exempt Yield                     Taxable Yield Equivalent
-------------------------------------------------------------------------------

               1.50%      1.90%       2.27%      2.38%       2.59%       2.76%
               2.00%      2.53%       3.03%      3.17%       3.45%       3.68%
               2.50%      3.16%       3.79%      3.97%       4.31%       4.60%
               3.00%      3.80%       4.55%      4.76%       5.17%       5.51%
               3.50%      4.43%       5.30%      5.56%       6.03%       6.43%
               4.00%      5.06%       6.06%      6.35%       6.90%       7.35%
               4.50%      5.70%       6.82%      7.14%       7.76%       8.27%
               5.00%      6.33%       7.58%      7.94%       8.62%       9.19%
               5.50%      6.96%       8.33%      8.73%       9.48%      10.11%
               6.00%      7.59%      9 .09%      9.52%      10.34%      11.03%
               6.50%      8.23%       9.85%     10.32%      11.21%      11.95%
               7.00%      8.86%      10.61%     11.11%      12.07%      12.87%

      North Carolina Municipal Bond Fund Class A Shares' tax-equivalent yield for the thirty-day period ended November 30, 1997 was 5.06%, assuming a 31% tax bracket.

      North Carolina Municipal Bond Fund Class Y Shares' tax-equivalent yield for the thirty-day period ended November 30, 1997 was 5.67%, assuming a 31% tax bracket.

-------------------------------------------------------------------------------
                      TAXABLE YIELD EQUIVALENT FOR 1998
                           STATE OF NORTH CAROLINA
-------------------------------------------------------------------------------

TAX BRACKET:

FEDERAL COMBINED         15.00%      28.00%     31.00%      36.00%      39.60%
COMBINED FEDERAL         22.00%      35.00%     38.75%      43.75%      47.35%
AND STATE
-------------------------------------------------------------------------------

JOINT RETURN                $1-    $40,101-   $96,901-   $147,701-        OVER
                         40,100      96,900    147,700     263,750    $263,750
SINGLE RETURN               $1-    $24,001-   $58,151-   $121,301-        OVER
                         24,000      58,150    121,300     263,750    $263,750
-------------------------------------------------------------------------------

Tax-Exempt Yield                     Taxable Yield Equivalent
-------------------------------------------------------------------------------

               3.50%      4.49%       5.38%      5.71%       6.22%       6.65%
               4.00%      5.13%       6.15%      6.53%       7.11%       7.60%
               4.50%      5.77%       6.92%      7.35%       8.00%       8.55%
               5.00%      6.41%       7.69%      8.16%       8.89%       9.50%
               5.50%      7.05%       8.46%      9.98%       9.78%      10.45%
              6 .00%      7.69%       9.23%      9.80%      10.67%      11.40%
               6.50%      8.33%      10.00%     10.61%      11.56%      12.35%
               7.00%      8.97%      10.77%     11.43%      12.44%      13.30%
               7.50%      9.62%      11.54%     12.24%      13.33%     14 .25%
               8.00%     10.26%      12.31%     13.06%      14.22%      15.19%

      South Carolina Municipal Bond Fund Class A Shares' tax-equivalent yield for the thirty-day period ended November 30, 1997 was 5.72%, assuming a 31% tax bracket.

      South Carolina Municipal Bond Fund Class Y Shares' tax-equivalent yield for the thirty-day period ended November 30, 1997 was 6.36%, assuming a 31% tax bracket.

-------------------------------------------------------------------------------
                      TAXABLE YIELD EQUIVALENT FOR 1998
                           STATE OF SOUTH CAROLINA
-------------------------------------------------------------------------------

TAX BRACKET:

FEDERAL COMBINED         15.00%      28.00%     31.00%      36.00%      39.60%
COMBINED FEDERAL         22.00%      35.00%     38.00%      43.00%      46.60%
AND STATE
-------------------------------------------------------------------------------

JOINT RETURN                $1-    $40,101-   $96,901-   $147,701-        OVER
                         40,100      96,900    147,700     263,750    $263,750
SINGLE RETURN               $1-    $24,001-   $58,151-   $121,301-        OVER
                         24,000      58,150    121,300     263,750    $263,750
-------------------------------------------------------------------------------

Tax-Exempt Yield                     Taxable Yield Equivalent
-------------------------------------------------------------------------------

               2.50%      3.21%       3.85%      4.03%       4.39%       4.68%
               3.00%      3.85%       4.62%      4.84%       5.26%       5.62%
               3.50%      4.49%       5.38%      5.65%       6.14%       6.55%
               4.00%      5.13%       6.15%      6.45%       7.02%       7.49%
               4.50%      5.77%       6.92%      7.26%       7.89%       8.43%
              5 .00%      6.41%       7.69%      8.06%       8.77%       9.36%
               5.50%      7.05%       8.46%      8.87%       9.65%      10.30%
              6 .00%      7.69%       9.23%      9.68%      10.53%      11.24%
               6.50%      8.33%      10.00%     10.48%      11.40%      12.17%
               7.00%      8.97%      10.77%     11.29%      12.28%      13.11%

-------------------------------------------------------------------------------
                      TAXABLE YIELD EQUIVALENT FOR 1998
                           COMMONWEALTH OF VIRGINIA
-------------------------------------------------------------------------------

TAX BRACKET:

FEDERAL COMBINED         15.00%      28.00%     31.00%      36.00%      39.60%
COMBINED FEDERAL         22.00%      35.00%     38.00%      43.00%      46.60%
AND STATE
-------------------------------------------------------------------------------

JOINT RETURN                $1-    $40,101-   $96,901-   $147,701-        OVER
                         40,100      96,900    147,700     263,750    $263,750
SINGLE RETURN               $1-    $24,001-   $58,151-   $121,301-        OVER
                         24,000      58,150    121,300     263,750    $263,750
-------------------------------------------------------------------------------

Tax-Exempt Yield                     Taxable Yield Equivalent
-------------------------------------------------------------------------------

               2.50%      3.21%       3.85%      4.03%       4.39%       4.68%
               3.00%      3.85%       4.62%      4.84%       5.26%       5.62%
               3.50%      4.49%       5.38%      5.65%       6.14%       6.55%
               4.00%      5.13%       6.15%      6.45%       7.02%       7.49%
               4.50%      5.77%       6.92%      7.26%       7.89%       8.43%
              5 .00%      6.41%       7.69%      8.06%       8.77%       9.36%
               5.50%      7.05%       8.46%      8.87%       9.65%      10.30%
              6 .00%      7.69%       9.23%      9.68%      10.53%      11.24%
               6.50%      8.33%      10.00%     10.48%      11.40%      12.17%
               7.00%      8.97%      10.77%     11.29%      12.28%      13.11%


      Note: The maximum marginal tax rate for each bracket was used in calculating the taxable yield equivalent. Furthermore, additional state and local taxes paid on comparable taxable investments were not used to increase federal deductions.

      The charts above are for illustrative purposes only. They are not indicators of past or future performance of the Funds.

* Some portion of a Fund's income may be subject to the federal alternative minimum tax and state and local taxes.

Performance Comparisons

      A Fund's performance depends upon such variables as:

      o     portfolio quality;

      o     average portfolio maturity;

      o     type of instruments in which the portfolio is invested;

      o     changes in interest rates and market value of portfolio securities;

      o     changes in the Fund's expenses;

      o     the relative amount of Fund cash flow; and

      o     various other factors.

      A Fund's performance fluctuates on a daily basis largely because net earnings and the maximum offering price (i.e., net asset value plus any sales charge) per share fluctuate daily. Both net earnings and offering price per share are factors in the computation of yield and total return.

      Investors may use financial publications and/or indices to obtain a more complete view of the Fund's performance. When comparing performance, investors should consider all relevant factors, such as the composition of any index used, prevailing market conditions, portfolio compositions of other funds, and methods used to value portfolio securities and compute offering price. The financial publications and/or indices which a Fund uses in advertising may include:

      o Lipper Analytical Services, Inc. ranks funds in various fund categories by making comparative calculations using total return. Total return assumes the reinvestment of all capital gains distributions and income dividends and takes into account any change in maximum offering price over a specific period of time. From time to time, a Fund will quote its Lipper ranking in advertising and sales literature.

      o Dow Jones Industrial Average ("DJIA") represents share prices of selected blue-chip industrial corporations. The DJIA indicates daily changes in the average price of stock of these corporations. Because it represents the top corporations of America, the DJIA index is a leading economic indicator for the stock market as a whole.

      o Standard & Poor's Daily Stock Price Index of 500 Common Stocks (the "S&P Index"), is a composite index of common stocks in industry, transportation, and financial and public utility companies. In addition, the S&P Index assumes reinvestment of all dividends paid by stocks listed on the S&P Index. Taxes due on any of these distributions are not included, nor are brokerage or other fees calculated in the S&P Index figures.

      o Russell 2000 Index is a broadly diversified index consisting of approximately 2,000 small capitalization common stocks that can be used to compare the total returns of funds whose portfolios are invested primarily in small capitalization common stocks.

      o Europe, Australia, and Far East ("EAFE") is a market capitalization weighted foreign securities index, which is widely used to measure the performance of European, Australian, New Zealand and Far Eastern stock markets. The index covers approximately 1,020 companies drawn from 18 countries in the above regions. The index values its securities daily in both U.S. dollars and local currency and calculates total returns monthly. EAFE U.S. dollar total return is a net dividend figure less Luxembourg withholding tax. The EAFE is monitored by Capital International, S.A., Geneva, Switzerland.

     o International Finance Corporation ("IFC") Emerging Market Indices are market capitalization-weighted foreign securities indices, which are used to measure the performance of emerging markets (as defined by the World Bank) in Europe, Asia, Latin America and the Middle East/Africa. The IFC calculates both a "Global" and an "Investable" version of its index. The "Global" version includes companies and countries with regard to their access to foreign investors. The "Investable" Index adjusts company and market weights to reflect their accessibility to foreign investors. The IFC Global Index currently covers approximately 1,200 securities in 25 markets; the IFC Investable Index currently covers approximately 900 securities in 24 markets. Both indices are presently calculated in local currency and in US dollars, without dividends and with gross dividends reinvested (e.g., before withholding taxes). The IFC is a subsidiary of the World Bank, and has been collecting data on emerging markets since 1975.

      o Morgan Stanley Capital International ("MSCI") Emerging Markets Indices are market capitalization-weighted foreign securities indices, which are used to measure the performance of emerging markets (as defined by the World Bank) in Europe, Asia, Latin America and the Middle East/Africa. MSCI calculates a "Global" and a "Free" version of its index. The "Global" version includes companies and countries without regard to their access to foreign investors. The "Free" Index adjusts company and market weights to reflect their accessibility to foreign investors. The MSCI Global Index currently covers approximately 630 securities in 20 markets; the MSCI Free Index currently covers approximately 560 securities in 19 markets. Both indices are presently calculated in local currency and in US dollars, without dividends and with gross dividends reinvested (e.g., before withholding taxes).

     o Merrill Lynch Composite 1-3 Year Treasury Index is an unmanaged index tracking short-term U.S. government securities with maturities between 1 and 2.99 years. The index is produced by Merrill Lynch, Pierce, Fenner & Smith.

      o Merrill Lynch Composite 1-5 Year Treasury Index is comprised of approximately 66 issues of U.S. Treasury securities maturing between 1 and 4.99 years, with coupon rates of 4.25% or more. These total return figures are calculated for one, three, six, and twelve month periods and year-to-date and include the value of the bond plus income and any price appreciation or depreciation.

      o Salomon Brothers 3-5 Year Government Index quotes total returns for U.S. Treasury issues (excluding flower bonds) which have maturities of three to five years. These total returns are year-to-date figures which are calculated each month following January 1.

      o Merrill Lynch 3-5 Year Treasury Index is comprised of approximately 24 issues of intermediate-term U.S. government and U.S. Treasury securities with maturities between 3 and 4.99 years and coupon rates above 4.25%. Index returns are calculated as total returns for periods of one, three, six and twelve months as well as year-to-date.

      o Merrill Lynch 3-Year Treasury Yield Curve Index is an unmanaged index comprised of the most recently issued 3-year U.S. Treasury notes. Index returns are calculated as total returns for periods of one, three, six, and twelve months as well as year-to-date.

      o Lehman Brothers Government Index is an unmanaged index comprised of all publicly issued, non-convertible domestic debt of the U.S. government, or any agency thereof, or any quasi-federal corporation and of corporate debt guaranteed by the U.S. government. Only notes and bonds with a minimum outstanding principal of $1 million and a minimum maturity of one year are included.

     o Lehman Brothers Aggregate Bond Index is a total return index measuring both the capital price changes and income provided by the underlying universe of securities, weighted by market value outstanding. The Aggregate Bond Index is comprised of the Lehman Brothers Government Bond Index, Corporate Bond Index, Mortgage-Backed Securities Index and the Yankee Bond Index. These indices include: U.S. Treasury obligations, including bonds and notes; U.S. agency obligations, including those of the Farm Credit System, including the National Bank for Cooperatives, Farm Credit Banks, and Banks for Cooperatives; Farmers Home Administration; Federal Home Loan Banks; Federal Home Loan Mortgage Corporation; Fannie Mae; Government National Mortgage Association and Student Loan Marketing Association; foreign obligations; and U.S. investment-grade corporate debt and mortgage-backed obligations. All corporate debt included in the Aggregate Bond Index has a minimum S&P rating of BBB or a minimum Moody's rating of Baa.

      o Merrill Lynch Corporate and Government Index includes issues which must be in the form of publicly placed, nonconvertible, coupon-bearing domestic debt and must carry a term of maturity of at least one year. Par amounts outstanding must be no less than $10 million at the start and at the close of the performance measurement period. Corporate instruments must be rated by S&P or by Moody's as investment grade issues (i.e., BBB/Baa or better).

      o Merrill Lynch Domestic Master Index includes issues which must be in the form of publicly placed, nonconvertible, coupon-bearing domestic debt and must carry a term to maturity of at least one year. Par amounts outstanding must be no less than $10 million at the start and at the close of the performance measurement period. The Domestic Master Index is a broader index than the Merrill Lynch Corporate and Government Index and includes, for example, mortgage-related securities. The mortgage market is divided by agency, type of mortgage and coupon and the amount outstanding in each agency/type/coupon subdivision must be no less than $200 million at the start and at the close of the performance measurement period. Corporate instruments must be rated by S&P or by Moody's as investment-grade issues (i.e. BBB/Baa or better).

      o S&P 500/Lehman Brothers Government/Corporate (Weighted Index) and the S&P 500/Lehman Brothers Government (Weighted Index) combine the components of a stock-oriented index and a bond-oriented index to obtain results which can be compared to the performance of a managed fund. The indices' total returns will be assigned various weights depending upon a Fund's current asset allocation.

      o Salomon Brothers AAA-AA Corporate index calculates total returns of approximately 775 issues which include long-term, high grade domestic corporate taxable bonds, rated AAA-AA with maturities of twelve years or more and companies in industry, public utilities, and finance.

      o Lehman Brothers Intermediate Government/Corporate Bond Index is an unmanaged index comprised of all the bonds issued by the Lehman Brothers Government/Corporate Bond Index with maturities between 1 and 9.99 years. Total return is based on price appreciation/depreciation and income as a percentage of the original investment. Indices are rebalanced monthly by market capitalization.

      o SEI Balanced Universe is composed of 916 portfolios managed by 390 managers representing $86 billion in assets. To be included in the universe, a portfolio must contain a 5% minimum commitment in both equity and fixed-income securities. Consulting universes may be composed of pension, profit-sharing, commingled, endowment/foundation and mutual funds.

      o Lehman Brothers Government/Corporate (Total) index is comprised of approximately 5,000 issues which include: non-convertible bonds publicly issued by the U.S. government or its agencies; corporate bonds guaranteed by the U.S. government and quasi-federal corporations; and publicly issued, fixed rate, non-convertible domestic bonds of companies in industry, public utilities, and finance. The average maturity of these bonds approximates nine years. Tracked by Lehman Brothers, the index calculates total returns for one-month, three-month, twelve-month, and ten-year periods and year-to-date.

      o Merrill Lynch Corporate Master is an unmanaged index comprised of approximately 4,356 corporate debt obligations rated BBB or better. These quality parameters are based in composites of ratings assigned by S&P and Moody's. Only bonds with a minimum maturity of one year are included.

      o Lehman Brothers State General Obligations Index is an index comprised of all state general obligation debt issues and is compiled without regard to maturities. These bonds are rated A or better and represent a variety of coupon ranges. Index figures are total returns calculated for one, three, and twelve month periods as well as year-to-date. Total returns are also calculated as of the inception of the index, December 31, 1979.

      o Lehman Brothers Five-Year State General Obligations Bonds is an index comprised of all state general obligation debt issues with maturities between four and six years. These bonds are rated A or better and represent a variety of coupon ranges. Index figures are total returns calculated for one, three, and twelve month periods as well as year-to-date. Total returns are also calculated as of the inception of the index, December 31, 1979.

      o Lehman Brothers Three-Year State General Obligations Bonds is an index comprised of the same issues noted above except that the maturities range between two and four years. Index figures are total returns calculated for the same periods as listed above.

      o Morningstar, Inc., an independent rating service, is the publisher of the bi-weekly Mutual Fund Values. Mutual Fund Values rates more than 1,000 NASDAQ-listed mutual funds of all types, according to their risk-adjusted returns. The maximum rating is five stars, and ratings are effective for two weeks.

      Advertisements and other sales literature for the Funds may quote total returns which are calculated on non-standardized base periods. These total returns also represent the historic change in the value of investments in the Funds based on monthly reinvestment of dividends over a specified period of time.

      Advertisements may quote performance information which does not reflect the effect of the sales load.

Financial Statements

      The financial statements for the fiscal period ended November 30, 1997 are incorporated herein by reference from the Funds' Annual Reports dated November 30, 1997 (File Nos. 33-44590 and 811-6504). A copy of the Annual Report may be obtained without charge by contacting the Funds at the address located on the back cover of the prospectuses or by calling the Funds at 1-800-994-4414.

Standard & Poor's

      Standard & Poor's ("S&P") makes no representation or warranty, express or implied, to the owners of a Fund or any member of the public regarding the advisability of investing in securities generally or in a Fund particularly or the ability of the S&P 500 Index (as defined in the prospectuses) to track general stock market performance. S&P's only relationship to Federated Securities Corp., the Funds' distributor (the "Licensee") is the licensing of certain trademarks and trade names of S&P and of the S&P 500 Index which is determined, composed and calculated by S&P without regard to the Licensee or a Fund. S&P has no obligation to take the needs of the Licensee or the owners of a Fund into consideration in determining, composing or calculating the S&P 500 Index. S&P is not responsible for and has not participated in the determination of, the timing of, prices at, or quantities of a Fund to be issued or in the determination or calculation of the equation by which a Fund is to be converted into cash. S&P has no obligation or liability in connection with the administration, marketing or trading of a Fund.

      S&P does not guarantee the accuracy and/or the completeness of the S&P 500 Index or any data included therein. S&P makes no warranty, express or implied, as to results to be obtained by the Licensee, owners of a Fund, or any other person or entity from the use of the S&P 500 Index or any data included therein in connection with the rights licensed hereunder or for any other use. S&P makes no express or implied warranties, and expressly disclaims all warranties or merchantability or fitness for a particular purpose or use with respect to the S&P 500 Index or any data included therein. Without limiting any of the foregoing, in no event shall S&P have any liability for any special, punitive, indirect or consequential damages (including lost profits), even if notified of the possibility of such damages.

Appendix

Standard & Poor's Corporate Bond Ratings

      AAA--Debt rated "AAA" has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

      AA--Debt rated "AA" has a very strong capacity to pay interest and repay principal and differs from the higher rated issues only in small degree.

      A--Debt rated "A" has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

      BBB--Debt rated "BBB" is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

      BB, B, CCC, CC -- Debt rated "BB", "B", "CCC", and "CC" is regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. "BB" indicates the lowest degree of speculation and "CC" the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties of major risk exposure to adverse conditions.

      C -- The rating "C" is reserved for income bonds on which no interest is being paid.

      D -- Debt rated "D" is in default, and payment of interest and/or repayment of principal is in arrears.

      NR--NR indicates that no public rating has been requested, that there is insufficient information on which to base a rating, or that S&P does not rate a particular type of obligation as a matter of policy.

      S&P may apply a plus (+) sign or minus (-) sign to the above rating classifications to show relative standing within the classifications.

Moody's Investors Service, Inc. Corporate Bond Rating

      Aaa--Bonds which are rated "Aaa" are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

      Aa--Bonds which are rated "Aa" are judged to be of high quality by all standards. Together with the "Aaa" group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in "Aaa" securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in "Aaa" securities.

      A--Bonds which are rated "A" possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment some time in the future.

      Baa--Bonds which are rated "Baa" are considered as medium-grade obligations, (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

      Ba--Bonds which are "Ba" are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

      B--Bonds which are rated "B" generally lack characteristics of a desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

      Caa -- Bonds which are rated "Caa" are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

      Ca--Bonds which are rated "Ca" represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

      C--Bonds which are rated "C" are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects or ever attaining any real investment standing.

      NR--Not rated by Moody's. Moody's applies numerical modifiers, 1, 2 and 3 in each generic rating classification from "Aa" through "B" in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

Standard & Poor's Commercial Paper Ratings

      A-1--This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

      A-2--Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated "A-1."

      A-3--Issues carrying this designation have adequate capacity for timely payment. They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

      B--Issues rated "B" are regarded as having only speculative capacity for timely payment.

      C--This rating is assigned to short-term debt obligations with a doubtful capacity for payment.

      D--Debt rated "D" is in payment default. The "D" rating category is used when interest payments or principal payments are not made on the date due, even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period.

Moody's Investors Service, Inc. Commercial Paper Rating Definitions

      Prime-1--Issuers rated "Prime-1" (or related supporting institutions) have a superior capacity for repayment of short-term promissory obligations. "Prime-1" repayment capacity will normally be evidenced by many of the following characteristics:

      o     Leading market positions in well-established industries;

      o     High rates of return on funds employed;

     o Conservative capitalization structure with moderate reliance on debt and ample asset protection;

     o Broad margins in earnings coverage of fixed financial charges and high internal cash generation; or

     o Well-established access to a range of financial markets and assured sources of alternate liquidity.

      Prime-2--Issuers rated "Prime-2" (or related supporting institutions) have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics cited above, but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

Standard & Poor's Municipal Bond Ratings

      AAA--Debt rated "AAA" has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

      AA--Debt rated "AA" has a very strong capacity to pay interest and repay principal and differs from the higher rated issues only in small degree.

      A--Debt rated "A" has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effect of changes in circumstances and economic conditions than debt in higher rated categories.

      BBB--Debt rated "BBB" is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

      BB, B, CCC, CC--Debt rated "BB," "B," "CCC" and "CC" is regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. "BB" indicates the lowest degree of speculation and "CC" the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these outweighed by large uncertainties of major risk exposure to adverse conditions.

      C--The rating "C" is reversed for income bonds on which no interest is being paid.

      D--Debt rated "D" is in default, and payment of interest and/or repayment of principal is in arrears.

Standard & Poor's Municipal Note Ratings

      SP-1--Very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics will be given a plus sign (+) designation.

      SP-2--Satisfactory capacity to pay principal and interest.

      SP-3--Speculative capacity to pay principal and interest.

Moody's Investors Service, Inc. Municipal Bond Ratings

      Aaa--Bonds which are rated "Aaa" are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

      Aa--Bonds which are rated "Aa" are judged to be of high quality by all standards. Together with the "Aaa" group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in "Aaa" securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long term risks appear somewhat larger than in "Aaa" securities.

      A--Bonds which are rated "A" possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment some time in the future.

      Baa--Bonds which are rated "Baa" are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

      Ba--Bonds which are "Ba" are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

      B--Bonds which are rated "B" generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

      Caa--Bonds which are rated "Caa" are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

      Ca--Bonds which are rated "Ca" represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

      C--Bonds which are rated "C" are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Moody's Investors Service, Inc. Short-Term Debt Ratings

      Prime-1--Issuers rated Prime-1 (or related supporting institutions) have a superior capacity for repayment of short-term promissory obligations. Prime-1 repayment capacity will normally be evidenced by the following characteristics:

      o     Leading market positions in well established industries;

      o     High rates of return on funds employed;

     o Conservative capitalization structure with moderate reliance on debt and ample asset protection;

     o Broad margins in earning coverage of fixed financial charges and high internal cash generation; and

     o Well-established access to a range of financial markets and assured sources of alternate liquidity.

      Prime-2--Issuers rated Prime-2 (or related supporting institutions) have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics cited above, but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

      Prime-3--Issuers rated Prime-3 (or related supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

      Not Prime--Issuers rated Not Prime do not fall within any of the Prime rating categories.

Moody's Investors Service, Inc. Short Term Loan Ratings

      MIG 1/VMIG 1--This designation denotes best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broad based access to the market for refinancing.

      MIG 2/VMIG 2--This designation denotes high quality. Margins of protection are ample although not so large as in the preceding group.

      MIG 3/VMIG 3--This designation denotes favorable quality. All security elements are accounted for but there is lacking the undeniable strength of the preceding grades. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.